EXHIBIT 10.12.2

PRUDENTIAL RETIREMENT SERVICES
NONSTANDARDIZED 401(K) PLAN

By executing this 401(k) plan Adoption Agreement (the “Agreement”) under the Prudential Retirement Services Prototype Plan, the Employer agrees to establish or continue a 401(k) plan for its Employees. The 401(k) plan adopted by the Employer consists of the Basic Plan Document #01 (the “BPD”) and the elections made under this Agreement (collectively referred to as the “Plan”). A Related Employer may jointly co-sponsor the Plan by signing a Co-Sponsor Adoption Page, which is attached to this Agreement. (See Section 22.164 of the BPD for the definition of a Related Employer.) This Plan is effective as of the Effective Date identified on the Signature Page of this Agreement.

1.		Employer Information

	a.	Name and address of Employer executing the Signature Page of this Agreement: State Bank of Long Island 699 Hillside Avenue New Hyde Park, New York 11040

	b.	Employer Identification Number (EIN) for the Employer: 11-2124927

	c.	Business entity of Employer (optional):

		[X]	(1)	C-Corporation	[ ]	(2)	S-Corporation

		[ ]	(3)	Limited Liability Corporation	[ ]	(4)	Sole Proprietorship

		[ ]	(5)	Partnership	[ ]	(6)	Limited Liability Partnership

		[ ]	(7)	Government	[ ]	(8)	Other ___

	d.	Last day of Employer’s taxable year (optional): ____________________________________________

	e.	Does the Employer have any Related Employers (as defined in Section 22.164 of the BPD)?

		[X]	(1)	Yes	[ ]	(2)	No

	f.	If e. is yes, list the Related Employers (optional):

State Bank Financial Services Corp., State Bank Portfolio Management Corp., Studebaker Worthington Leasing Corp.

[Note: This Plan will cover Employees of a Related Employer only if such Related Employer executes a Co-Sponsor Adoption Page. Failure to cover the Employees of a Related Employer may result in a violation of the minimum coverage rules under Code §410(b). See Section 1.3 of the BPD.]

2.		Plan Information

	a.	Name of Plan: State Bank of Long Island 401(k) Retirement Plan and Trust

	b.	Plan number (as identified on the Form 5500 series filing for the Plan): 002

	c.	Trust identification number (optional): ____________________________________________________

	d.	Plan Year: [Check (1) or (2). Selection (3) may be selected in addition to (1) or (2) to identify a Short Plan Year.]

		[X]	(1)	The calendar year.

		[ ]	(2)	The 12-consecutive month period ending ____.

		[ ]	(3)	The Plan has a Short Plan Year beginning ____ and ending ____.

3.		Types of Contributions

The following types of contributions are authorized under this Plan. The selections made below should correspond with the selections made under Parts 4A, 4B, 4C, 4D and 4E of this Agreement.

		[X]	a.	Section 401(k) Deferrals (see Part 4A).

		[X]	b.	Employer Matching Contributions (see Part 4B).

		[X]	c.	Employer Nonelective Contributions (see Part 4C).

		[ ]	d.	Employee After-Tax Contributions (see Part 4D).

		[ ]	e.	Safe Harbor Matching Contributions (see Part 4E, #27).

		[ ]	f.	Safe Harbor Nonelective Contributions (see Part 4E, #28).

		[ ]	g.	None. This Plan is a frozen Plan effective ____ (see Section 2.1 (d) of the BPD).

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Part 1 - Eligibility Conditions

(See Article 1 of the BPD)

4.

Excluded Employees. [Check a. or any combination of b. -f. for those contributions the Employer elects to make under Part 4 of this Agreement. See Section 1.2 of the BPD for rules regarding the determination of Excluded Employees for Employee After-Tax Contributions, QNECs, QMACs and Safe Harbor Contributions.]

		(1) §401(k) Deferrals	(2) Employer Match	(3) Employer Nonelective

	a.	[ ]	[ ]	[ ]	No excluded categories of Employees.

	b.	[X]	[X]	[X]	Union Employees (see Section 22.202 of the BPD).

	c.	[ ]	[ ]	[ ]	Nonresident Alien Employees (see Section 22. 124 of the BPD).

	d.	[ ]	[ ]	[ ]	Leased Employees (see Section 1.2(b) of the BPD).

	e.	[ ]	[ ]	[ ]	Highly Compensated Employees (see Section 22.99 of the BPD).

	f.	[ ]	[ ]	[ ]	(Describe Excluded Employees): _________________________

5.

Minimum age and service conditions for becoming an Eligible Participant. [Check a. or check b. and/or any one of c. - e. for those contributions the Employer elects to make under Part 4 of this Agreement. Selection f. may be checked instead of or in addition to any selections under b. - e. See Section 1.4 of the BPD for the application of the minimum age and service conditions for purposes of Employee After - Tax Contributions, QNECs, QMACs and Safe Harbor Contributions. See Part 7 of this Agreement for special service crediting rules.]

		(1) §401(k) Deferrals	(2) Employer Match	(3) Employer Nonelective

	a.	[ ]	[ ]	[ ]	None (conditions are met on Employment Commencement Date).

	b.	[X]	[X]	[X]	Age 21 (cannot exceed age 21).

	c.	[ ]	[ ]	[ ]	One Year of Service.

	d.	[ ]	[ ]	[ ]

___ consecutive months (not more than 12) during which the Employee completes at least ___ Hours of Service (cannot exceed 1,000). If an Employee does not satisfy this requirement in the first designated period of months following his/her Employment Commencement Dale, such Employee will be deemed to satisfy this condition upon completing a Year of Service (as defined in Section 1.4(b) of the BPD).

	e.	N/A	[ ]	[ ]	Two Years of Service. [Full and immediate vesting must be selected under Pan 6 of this Agreement.]

	f.	[X]	[X]	[X]

(Describe eligibility conditions): An employee will become eligible upon completion of 1 ,000 hours of service within the first year of employment. Immediately after completion of 1 ,000 hours of service, an employee may enter the plan on his/her next Entry Date, regardless of whether or not they have completed 12 consecutive months of employment. However, any employee classified as a “temporary employee” is required to complete 12 consecutive months of employment in addition to completing 1,000 hours of service.

[Note: Any conditions provided under f. must be described in a manner that precludes Employer discretion and must satisfy the nondiscrimination requirements of §1.401(a)(4) of the regulations, and may not cause the Plan to violate the provisions of Code §410(a).]

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[ ] 6.

Dual eligibility. Any Employee (other than an Excluded Employee) who is employed on the date designated under a. or b. below, as applicable, is deemed to be an Eligible Participant as of the later of the date identified under this #6 or the Effective Date of this Plan, without regard to any Entry Date selected under Part 2. See Section 1.4(d)(2) of the BPD. [Note: If this #6 is checked, also check a, or b. If this #6 is not checked, the provisions of Section I.4(d)(I) of the BPD apply.]

[ ] a. The Effective Date of this Plan.

[ ] b. (Identify date) ________________________________________________________________________

[Note: Any date specified under b. may not cause the Plan to violate the provisions of Code §410(a). See Section 1.4 of the BPD.]

Part 2 - Commencement of Participation

(See Section 1.5 of the BPD)

7.

Entry Date upon which participation begins after completing minimum age and service conditions under Part 1, #5 above. [Check one of a. - e. for those contributions the Employer elects to make under Part 4 of this Agreement. See Section 1.5 of the BPD for determining the Entry Date applicable to Employee After-Tax Contributions, QNECs, QMACs and Safe Harbor Contributions.]

		(1) §401(k) Deferrals	(2) Employer Match	(3) Employer Nonelective

	a.	[ ]	[ ]	[ ]	The next following Entry Date (as defined in #8 below).

	b.	[X]	[X]	[X]	The Entry Date (as defined in #8 below) coinciding with or next following the completion of the age and service conditions.

	c.	N/A	[N/A]	[N/A]	The nearest Entry Dale (as defined in #8 below).

	d.	N/A	[N/A]	[N/A]	The preceding Entry Date (as defined in #8 below).

	e.	[ ]	[ ]	[ ]	The date the age and service conditions are satisfied. [Also check #8.e. below for the same type ofcontribution(s) checked here.]

8.

Definition of Entry Date. [Check one of a. - e. for those contributions the Employer elects to make under Part 4 of this Agreement. Selection f. may be checked instead of or in addition to a. - e. See Section 1.5 of the BPD for determining the Entry Date applicable to Employee After-Tax Contributions, QNECs, QMACs and Safe Harbor Contributions.]

	(1) §401(k) Deferrals	(2) Employer Match	(3) Employer Nonelective

a.	[ ]	[ ]	[ ]	The first day of the Plan Year and the first day of 7th month of the Plan Year.

b.	[X]	[X]	[X]	The first day of each quarter of the Plan Year.

c.	[ ]	[ ]	[ ]	The first day of each month of the Plan Year.

d.	[ ]	[ ]	[ ]	The first day of the Plan Year. [If #7.a. or #7.b. above is checked for the same type of contribution as checked here, see the restrictions in Section 1.5(b) of the BPD.]

e.	[ ]	[ ]	[ ]	The date the conditions in Part 1, #5. above are satisfied. [This e. should be checked for a particular type of contribution only if#7.e, above is also checked for that type of contribution.]

f.	[ ]	[ ]	[ ]	(Describe Entry Date) ____________________________________________

[Note: Any Entry Date designated in f. must comply with the requirements of Code §410(a)(4) and must satisfy the nondiscrimination requirements under §1.401(a)(4) of the regulations. See Section 1.5(a) of the BPD.]

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Part 3 - Compensation Definitions

(See Sections 22.102 and 22.197 of the BPD)

9.	Definition of Total Compensation:

	[X]	a.	W-2 Wages.

	[ ]	b.	Withholding Wages.

	[ ]	c.	Code §415 Safe Harbor Compensation,

[Note: Each of the above definitions is increased for Elective Deferrals (as defined in Section 22.61 of the BPD), for pre-tax contributions to a cafeteria plan or a Code §457 plan, and for qualified transportation fringes under Code §132(f)(4). See Section 22.197 of the BPD.]

10.

Definition of Included Compensation for allocation of contributions or forfeitures: [Check a. or b. for those contributions the Employer elects under Part 4 of this Agreement. If b. is selected for a particular contribution, also check any combination of c. through j. for that type of contribution. See Section 22.102 of the BPD for determining Included Compensation for Employee After-Tax Contributions, QNECs, QMACs and Safe Harbor Contributions.]

	(1) §401(k) Deferrals	(2) Employer Match	(3) Employer Nonelective

a.	[X]	[X]	[X]	Total Compensation, as defined in #9 above.

b.	[ ]	[ ]	[ ]	Total Compensation, as defined in #9 above, with the following exclusions:

c.	N/A	[ ]	[ ]	Elective Deferrals, pre-tax contributions to a cafeteria plan or a Code §457 plan, and qualified transportation fringes under Code § 132(f)(4) are excluded. See Section 22. 102 of the BPD.

d.	[ ]	[ ]	[ ]	Fringe benefits, expense reimbursements, deferred compensation, and welfare benefits are excluded.

e.	[ ]	[ ]	[ ]	Compensation above $_______ is excluded.

f.	[ ]	[ ]	[ ]	Bonuses are excluded.

g.	[ ]	[ ]	[ ]	Commissions are excluded.

h.	[ ]	[ ]	[ ]	Overtime is excluded.

i.	[ ]	[ ]	[ ]	Amounts paid for services performed for a Related Employer that does not execute the Co-Sponsor Adoption Page under this Agreement are excluded.

j.	[ ]	[ ]	[ ]	(Describe modifications to Included Compensation): ______

[Note: Unless otherwise provided under j., any exclusions selected under f. through j. above do not apply to Nonhighly Compensated Employees in determining allocations under the Permitted Disparity Method under Part 4C, #21.b. of this Agreement or for purposes of applying the Safe Harbor 401(k) Plan provisions under Part 4E of this Agreement.]

[ ] 11.	Special rules.

	[ ]	a.	Highly Compensated Employees only. For all purposes under the Plan, the modifications to Included Compensation elected in #10.f. through #10.j. above will apply only to Highly Compensated Employees.

	[ ]	b.

Measurement period (see the operating rules under Section 2.2(c)(3) of the BPD). Instead of the Plan Year, Included Compensation is determined on the basis of the period elected under (1) or (2) below.

			[ ]	(1)	The calendar year ending in the Plan Year.

			[ ]	(2)	The 12-month period ending on ____ which ends during the Plan Year.

[Note: If this selection b. is checked, Included Compensation will be determined on the basis of the period designated in (1) or (2) for all contribution types. If this selection b. is not checked, Included Compensation is based on the Plan Year. See Part 4 for the ability to use partial year Included Compensation.]

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[Practitioner Tip: lf #Il.b is checked, it is recommended that the Limitation Year for purposes of applying the Annual Additions Limitation under Code §415 correspond to the period used to determine Included Compensation. This modification to the Limitation Year may be made in Part 13, #69.a. of this Agreement.]

Part 4A - Section 401(k) Deferrals

(See Section 2.3(a) of the BPD)

[X]	Check this selection and complete the applicable sections of this Part 4A to allow for Section 401(k) Deferrals under the Plan.

[X] 12.

Section 401(k) Deferral limit. 16% of Included Compensation. [If this #12 is not checked, the Code §402(g) deferral limit described in Section 17.1 of the BPD and the Annual Additions Limitation under Article 7 of the BPD still apply.]

	[X]	a.	Applicable period. The limitation selected under #12 applies with respect to Included Compensation earned during:
			[ ]	(1)	the Plan Year.

			[X]	(2)	the portion of the Plan Year in which the Employee is an Eligible Participant.

			[ ]	(3)	each separate payroll period during which the Employee is an Eligible Participant.

			[Note: If Part 3, #11.b. is checked, any period selected under this a. will be determined as if the Plan Year were the period designated under Part 3, # 11.b. See Section 2.2(c)(3) of the BPD.]

	[ ]	b.	Limit applicable only to Highly Compensated Employees. [If this b. is not checked, any limitation selected under #12 applies to all Eligible Participants.]

			[ ]	(1)	The limitation selected under # 12 applies only to Highly Compensated Employees.

			[ ]	(2)

The limitation selected under # 12 applies only to Nonhighly Compensated Employees. Highly Compensated Employees may defer up to___% of Included Compensation (as determined under a. above). [The percentage inserted in this (2) for Highly Compensated Employees must be lower than the percentage inserted in #12 for Nonhighly Compensated Employees.]

[X] 13.	Minimum deferral rate: [If this # 13 is not checked, no minimum deferral rate applies to Section 401(k) Deferrals under the Plan.]

	[X]	a.	1% of Included Compensation for a payroll period.

	[ ]	b.	$___for a payroll period.

[ ] 14.

Automatic deferral election. (See Section 2.3(a)(2) of the BPD.) An Eligible Participant will automatically defer___% of Included Compensation for each payroll period, unless the Eligible Participant makes a contrary Salary Reduction Agreement election on or after___. This automatic deferral election will apply to:

	[ ]	a.	all Eligible Participants.

	[ ]	b.	only those Employees who become Eligible Participants on or after the following date:

[ ] 15.	Effective Date. If this Plan is being adopted as a new 401(k) plan or to add a 401(k) feature to an existing plan, Eligible Participants may begin making Section 401(k) Deferrals as of: ___

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Part 4B - Employer Matching Contributions

(See Sections 2.3(b) and (c) of the BPD)

[X]

Check this selection and complete this Part 4B to allow for Employer Matching Contributions. Each formula allows for Employer Matching Contributions to be allocated to Section 401(k) Deferrals and/or Employee After-Tax Contributions (referred to as “applicable contributions”). If a matching formula applies to both types of contributions, such contributions are aggregated to determine the Employer Matching Contribution allocated under the formula. If any formula applies to Employee After-Tax Contributions, Part 4D must be completed. [Note: Do not check this selection if the only Employer Matching Contributions authorized under the Plan are Safe Harbor Matching Contributions. Instead, complete the applicable elections under Part 4E of this Agreement. If a “regular” Employer Matching Contribution will be made in addition to a Safe Harbor Matching Contribution, complete this Part 4B for the “regular” Employer Matching Contribution and Part 4E for the Safe Harbor Matching Contribution. To avoid ACP Testing with respect to any “regular” Employer Matching Contributions, such contributions may not be based on applicable contributions in excess of 6% of Included Compensation and any discretionary “regular” Employer Matching Contributions may not exceed 4% of Included Compensation.]

16.	Employer Matching Contribution formula(s): [See the operating rules under #17 below.]

	(1) §401(k) Deferrals	(2) Employee After-Tax

a.	[X]	[ ]	Fixed matching contribution. 50 % of each Eligible Participant’s applicable contributions. The Employer Matching Contribution does not apply to applicable contributions that exceed:

			[X]	(a)	6% of Included Compensation.

			[ ]	(b)	$___.

[Note: If neither (a) nor (b) is checked, all applicable contributions are eligible for the Employer Matching Contribution under this formula.]

b.	[ ]	[ ]	Discretionary matching contribution. A uniform percentage, as determined by the Employer, of each Eligible Participant’s applicable contributions.

			[ ]	(a)	The Employer Matching Contribution allocated to any Eligible Participant may not exceed___% of Included Compensation.

			[ ]	(b)	The Employer Matching Contribution will apply only to a Participant’s applicable contributions that do not exceed:

					[ ] 1.	___% of Included Compensation.

					[ ] 2.	$___.

					[ ] 3.	a dollar amount or percentage of Included Compensation that is uniformly determined by the Employer for all Eligible Participants.

[Note: If none of the selections 1. - 3. is checked, all applicable contributions are eligible for the Employer Matching Contribution under this formula.]

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c.	[ ]	[ ]	Tiered matching contribution. A uniform percentage of each tier of each Eligible Participant’s applicable contributions, determined as follows:

Tiers of contributions		Matching percentage
(indicate $or %)

(a) First	___________	(b)	___________

(c)Next	___________	(d)	___________

(e)Next	___________	(f)	___________

(g)Next	___________	(h)	___________

[Note: Fill in only percentages or dollar amounts, but not both. If percentages are used, each tier represents the amount of the Participant’s applicable contributions that equals the specified percentage of the Participant’s Included Compensation.]

d.	[ ]	[ ]

Discretionary tiered matching contribution. The Employer will determine a matching percentage for each tier of each Eligible Participant’s applicable contributions. Tiers are determined in increments of:

Tiers of contributions
(indicate $ or %)

(a) First	___________

(b) Next	___________

(c) Next	___________

(d) Next	___________

[Note: Fill in only percentages or dollar amounts, but not both. If percentages are used, each tier represents the amount of the Participant’s applicable contributions that equals the specified percentage of the Participant’s Included Compensation.]

e.	[ ]	[ ]	Year of Service matching contribution. A uniform percentage of each Eligible Participant’s applicable contributions based on Years of Service with the Employer, determined as follows:

Years of Service		Matching Percentage

(a)	___________	(b)	___________%

(c)	___________	(d)	___________%

(e)	___________	(f)	___________%

[ ]	1.	In applying the Year of Service matching contribution formula, a Year of Service is: [If not checked, a Year of Service is 1,000 Hours of Service during the Plan Year.]

		[ ]	a.	as defined for purposes of eligibility under Part 7.

		[ ]	b.	as defined for purposes of vesting under Part 7.

[ ]	2.	Special limits on Employer Matching Contributions under the Year of Service formula:

		[ ]	a.	The Employer Matching Contribution allocated to any Eligible Participant may not exceed __% of Included Compensation.

		[ ]	b.	The Employer Matching Contribution will apply only to a Participant’s applicable contributions that do not exceed:

				[ ]	(1) __% of Included Compensation.

				[ ]	(2) $ __.

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f.	[ ]	[ ]	Net Profits. Any Employer Matching Contributions made in accordance with the elections under this #16 are limited to Net Profits. [If this f. is checked, also select (a) or (b) below.]

			[ ]	(a)	Default definition of Net Profits. For purposes of this selection e., Net Profits is defined in accordance with Section 2.2(a)(2) of the BPD.

			[ ]	(b)	Modified definition of Net Profits. For purposes of this selection f., Net Profits is defined as follows: ___

[Note: Any definition of Net Profits under this (b) must be described in a manner that precludes Employer discretion and must satisfy the nondiscrimination requirements of §1.401(a)(4) of the regulations and must apply uniformly to all Participants.]

17.	Operating rules for applying the matching contribution formulas:

	a.

Applicable contributions taken into account: (See Section 2.3(b)(3) of the BPD.) The matching contribution formula(s) elected in #16. above (and any limitations on the amount of a Participant’s applicable contributions considered under such formula(s)) are applied separately for each:

		[ ]	(1)	Plan Year.	[ ]	(2)	Plan Year quarter.

		[ ]	(3)	calendar month.	[X]	(4)	payroll period.

[Note: If Part 3, #11.b. is checked, the period selected under this a. (to the extent such period refers to the Plan Year) will be determined as if the Plan Year were the period designated under Part 3, #11. b. See Section 2.2(c)(3) of the BPD.]

	b.	Special rule for partial period of participation. If an Employee is an Eligible Participant for only part of the period designated in a. above, Included Compensation is taken into account for:

		[ ]	(1)	the entire period, including the portion of the period during which the Employee is not an Eligible Participant.

		[X]	(2)	the portion of the period in which the Employee is an Eligible Participant.

		[ ]	(3)	the portion of the period during which die Employee’s election to make the applicable contributions is in effect.

[X] 18.

Qualified Matching Contributions (QMACs): [Note: Regardless of any elections under this #18, the Employer may make a QMAC to the Plan to correct a failed ADPorACP Test, as authorized under Sections 17.2(d)(2) and 17.3(d)(2) of the BPD. Any QMAC allocated to correct the ADP or ACP Test which is not specifically authorized under this #18 will be allocated to all Eligible Participants who are Nonhighly Compensated Employees as a uniform percentage of Section 401(k) Deferrals made during the Plan Year. See Section 2.3(c) of the BPD.]

	[X]	a.	All Employer Matching Contributions are designated as QMACs.

	[ ]	b.	Only Employer Matching Contributions described in selection(s) ____under #16 above are designated as QMACs.

	[ ]	c.

In addition to any Employer Matching Contribution provided under #16 above, the Employer may make a discretionary QMAC that is allocated equally as a percentage of Section 401(k) Deferrals made during the Plan Year. The Employer may allocate QMACs only on Section 401(k) Deferrals that do not exceed a specific dollar amount or a percentage of Included Compensation that is uniformly determined by the Employer. QMACs will be allocated to:

			[ ]	(1)	Eligible Participants who are Nonhighly Compensated Employees.

			[ ]	(2)	all Eligible Participants.

19.

Allocation conditions. An Eligible Participant must satisfy the following allocation conditions for an Employer Matching Contribution: [Check a. or b. or any combination of c. -f. Selection e. may not be checked if b. or d. is checked. Selection g. and/or h. may be checked in addition to b. -f]

	[X]	a.	None.

	[ ]	b.	Safe harbor allocation condition. An Employee must be employed by the Employer on the last day of the Plan Year OR must have more than ___ (not more than 500) Hours of Service for the Plan Year.

	[ ]	c.	Last day of employment condition. An Employee must be employed with the Employer on the last day of the Plan Year.

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[ ]	d.	Hours of Service condition. An Employee must be credited with at least ___ Hours of Service (may not exceed 1,000) during the Plan Year.

[ ]	e.	Elapsed Time Method. (See Section 2.6(d) of the BPD.)

		[ ]	(1)

Safe harbor allocation condition. An Employee must be employed by the Employer on the last day of the Plan Year OR must have more than ___ (not more than 91) consecutive days of employment with the Employer during the Plan Year.

			(2)	Service condition. An Employee must have more than ___ (not more than 182) consecutive days of employment with the Employer during the Plan Year.

[ ]	f.

Distribution restriction. An Employee must not have taken a distribution of the applicable contributions eligible for an Employer Matching Contribution prior to the end of the period for which the Employer Matching Contribution is being made (as defined in #17.a. above). See Section 2.6(c) of the BPD.

[ ]	g.

Application to a specified period. In applying the allocation condition(s) designated under b. through e. above, the allocation condition(s) will be based on the period designated under #17.a. above. In applying an Hours of Service condition under d. above, the following method will be used: [This g. should be checked only if a period other than the Plan Year is selected under #l7.a. above. Selection (1) or (2) must be selected only if d, above is also checked.]

		[ ]	(1)	Fractional method (see Section 2.6(c)(2)(i) of the BPD).

		[ ]	(2)	Period-by-period method (see Section 2.6(e)(2)(ii) of the BPD).

[Practitioner Note: If this g. is not checked, any allocation condition(s) selected under b. through e. above will apply with respect to the Plan Year, regardless of the period selected under #17. a. above. See Section 2.6(e) of the BPD for procedural rules for applying allocation conditions for a period other than the Plan Year.]

[ ]	h.	The above allocation condition(s) will not apply if:

		[ ]	(1)	the Participant dies during the Plan Year.

		[ ]	(2)	the Participant is Disabled.

		[ ]	(3)	the Participant, by the end of the Plan Year, has reached:

				[ ]	(a)	Normal Retirement Age.

				[ ]	(b)	Early Retirement Age.

Part 4C - Employer Nonelective Contributions

(See Sections 2.3(d) and (e) of the BPD)

[X]

Check this selection and complete this Part 4C to allow for Employer Nonelective Contributions. [Note: Do not check this selection if the only Employer Nonelective Contributions authorized under the Plan are Safe Harbor Nonelective Contributions. Instead, complete the applicable elections under Part 4E of this Agreement.]

[ ] 20.	Employer Nonelective Contribution (other than QNECs):

	[ ]	a.	Discretionary. Discretionary with the Employer.

	[ ]	b.	Fixed uniform percentage. ___% of each Eligible Participant’s Included Compensation.

	[ ]	c.	Uniform dollar amount.

			[ ]	(1)	A uniform discretionary dollar amount for each Eligible Participant.

			[ ]	(2)	$___ for each Eligible Participant.

	[ ]	d.

Davis-Bacon Contribution Formula. (See Section 2.2(a)(l) of the BPD for rules regarding the application of the Davis-Bacon Contribution Formula.) The Employer will make a contribution for each Eligible Participant’s Davis-Bacon Act Service based on the hourly contribution rate for the Participant’s employment classification, as designated under Schedule A of this Agreement. The contributions under this formula will be allocated under the Pro Rata Allocation Formula under #21.a. below, but based on the amounts designated in Schedule A as attached to this Agreement. [If this d. is selected, #21.a. below also must be selected.]

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			[ ]	(1)

The contributions under the Davis-Bacon Contribution Formula will offset the following contributions under the Plan: [Check (a) and/or (b) If this (1) is not checked, contributions under the Davis Bacon Contribution Formula will not offset any other Employer Contributions under the Plan.]

					[ ]	(a) Employer Nonelective Contributions

					[ ]	(b) Employer Matching Contributions

			[ ]	(2)	The default provisions under Section 2.2(a)(1) are modified as follows: ________

[Note: Any modification to the default provisions under (2) must satisfy the nondiscrimination requirements under §1.401(a)(4) of the regulations. Any modification under (2) will not allow the offset of any contributions to any other Plan.]

	[ ]	e.	Net Profits. Check this e. if the contribution selected above is limited to Net Profits. [If this e. is checked, also select (1) or (2) below.]

			[ ]	(1)	Default definition of Net Profits. For purposes of this subsection e., Net Profits is defined in accordance with Section 2.2(a)(2) of the BPD.

			[ ]	(2)	Modified definition of Net Profits. For purposes of this subsection e., Net Profits is defined as follows: _______________________________________________________

[Note: Any definition of Net Profits under this (2) must be described in a manner that precludes Employer discretion, must satisfy the nondiscrimination requirements of §1.401(a)(4) of the regulations, and must apply uniformly to all Participants.]

[ ] 21.	Allocation formula for Employer Nonelective Contributions (other than QNECs): (See Section 2.3(d) of the BPD.)

	[ ]	a.	Pro Rata Allocation Method. The allocation for each Eligible Participant is a uniform percentage of Included Compensation (or a uniform dollar amount if #20.c. is selected above).

	[ ]	b.	Permitted Disparity Method. The allocation for each Eligible Participant is determined under the following formula: [Selection #20.a. above must also be checked.]

			[ ]	(1)	Two-Step Formula.

			[ ]	(2)	Four-Step Formula.

	[N/A]	c.

Uniform points allocation. The allocation for each Eligible Participant is determined based on the Eligible Participant’s points. Each Eligible Participant’s allocation shall bear the same relationship to the Employer Contribution as his/her total points bears to all points awarded. An Eligible Participant will receive: [Check (1) and/or (2). Selection (3) may be checked in addition to (1) and (2). Selection #20.a. above also must be checked.]

			[ ]	(1)	___ points for each ___ year(s) of age (attained as of the end of the Plan Year).

			[ ]	(2)	___ points for each ___ Year(s) of Service, determined as follows: [Check (a) or (b). Selection (c) may be checked in addition to (a) or (b).]

					[ ]	(a)	In the same manner as determined for eligibility.

					[ ]	(b)	In the same manner as determined for vesting.

					[ ]	(c)	Points will not be provided with respect to Years of Service in excess of ____.

			[ ]	(3)	___ points for each $ ___ (not to exceed $200) of Included Compensation.

	[ ]	d.

Allocation based on service. The Employer Nonelective Contribution will be allocated to each Eligible Participant as: [Check (1) or (2). Also check (a), (b), and/or (c). Selection (3) may be checked in addition to (1) or (2).]

			[ ]	(1)	a uniform dollar amount [ ] (2) a uniform percentage of Included Compensation for the following periods of service:

					[ ]	(a)	Each Hour of Service.

					[ ]	(b)	Each week of employment.

					[ ]	(c)	(Describe period) ___________________

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			[ ]	(3)	The contribution is subject to the following minimum and/or maximum benefit limitations: ________________

[Practitioner Note: If #20.b. or #20.c. is checked, the selection in (1) or (2) must conform to the selection made in #20.b. or #20.c. Thus, if #20.b. is checked along with this subsection d., the allocation must be a uniform percentage of Included Compensation under (2). If #20.c. is checked along with this subsection d. the allocation must be a uniform dollar amount under (1).]

	[ ]	e.

Top-heavy minimum contribution. In applying the Top-Heavy Plan requirements under Article 16 of the BPD, the top-heavy minimum contribution will be allocated to all Eligible Participants, in accordance with Section 16.2(a) of the BPD. [Note: If this e. is not checked, any top-heavy minimum contribution will be allocated only to Non-Key Employees, in accordance with Section 16.2(a) of the BPD.]

[X] 22.

Qualified Nonelective Contribution (QNEC). The Employer may make a discretionary QNEC that is allocated under the following method. [Note: Regardless of any elections under this #22, the Employer may make a QNEC to the Plan to correct a failed ADP or ACP Test, as authorized under Sections 17.2(d)(2) and 17.3(d)(2) of the BPD. Any QNEC allocated to correct the ADP or ACP Test which is not specifically authorized under this #22 will be allocated as a uniform percentage of Included Compensation to all Eligible Participants who are Nonhighly Compensated Employees. See Section 2.3(e) of the BPD.]

	[X]	a.	Pro Rata Allocation Method. (See Section 2.3(e)(1) of the BPD.) The QNEC will be allocated as a uniform percentage of Included Compensation to:

			[X]	(1)	all Eligible Participants who are Nonhighly Compensated Employees.

			[ ]	(2)	all Eligible Participants.

	[ ]	b.	Bottom-up QNEC method. The QNEC will be allocated to Eligible Participants who are Nonhighly Compensated Employees in reverse order of Included Compensation. (See Section 2.3(e)(2) of the BPD.)

	[ ]	c.

Application of allocation conditions. If this c. is checked, QNECs will be allocated only to Eligible Participants who have satisfied the allocation conditions under #24 below. [If this c. is not checked, QNECs will be allocated without regard to the allocation conditions under #24 below.]

23.	Operating rules for determining amount of Employer Nonelective Contributions.

	a.		Special rules regarding Included Compensation.

			(1)

Applicable period for determining Included Compensation. In determining the amount of Employer Nonelective Contributions to be allocated to an Eligible Participant under this Part 4C, Included Compensation is determined separately for each: [If #21.b. above is checked, the Plan Year must be selected under (a) below.]

[X]	(a)	Plan Year.	[ ]	(b)	Plan Year quarter.

[ ]	(c)	calendar month.	[ ]	(d)	payroll period.

[Note: If Part 3, #11.b. is checked, the period selected under this (1) (to the extent such period refers to the Plan Year) will be determined as if the Plan Year were the period designated under Part 3, #11.b. See Section 2.2(c)(3) of the BPD.]

[ ]		(2)

Special rule for partial period of participation. If an Employee is an Eligible Participant for only part of the period designated under (1) above, Included Compensation is taken into account for the entire period, including the portion of the period during which the Employee is not an Eligible Participant. [If this selection (2) is not checked, Included Compensation is taken into account only for the portion of the period during which the Employee is an Eligible Participant.]

[ ]	b.	Special rules for applying the Permitted Disparity Method. [Complete this b. only if #21.b. above is also checked.]

		[ ]	(1)

Application of Four-Step Formula for Top-Heavy Plans. If this (1) is checked, the Four-Step Formula applies instead of the Two-Step Formula for any Plan Year in which the Plan is a Top-Heavy Plan. [This (1) may only be checked if #21.b.(1) above is also checked.]

		[ ]	(2)

Excess Compensation under the Permitted Disparity Method is the amount of Included Compensation that exceeds: [If this selection (2) is not checked, Excess Compensation under the Permitted Disparity Method is the amount of Included Compensation that exceeds the Taxable Wage Base.]

				[ ]	(a)	___% (may not exceed 100%) of the Taxable Wage Base.

						[ ]	1. The amount determined under (a) is not rounded.

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							[ ]	2.	The amount determined under (a) is rounded (but not above the Taxable Wage Base) to the next higher:

									[ ]	a.	$1.

									[ ]	b.	$100.

									[ ]	c.	$1,000.

					[ ]	(b)	___________________________ (may not exceed the Taxable Wage Base).

[Note: The maximum integration percentage of 5.7% must be reduced to (i) 5.4% if Excess Compensation is based on an amount that is greater than 80% but less than 100% of the Taxable Wage Base or (ii) 4.3% if Excess Compensation is based on an amount that is greater than 20% but less than or equal to 80% of the Taxable Wage Base. See Section 2.2(b)(2) of the BPD.]

24.

Allocation conditions. An Eligible Participant must satisfy the following allocation conditions for an Employer Nonelective Contribution: [Check a. or b. or any combination of c. - e. Selection e. may not be checked if b. or d. is checked. Selection f. and/or g. may be checked in addition to b. - e.]

	[ ]	a.	None.

	[X]	b.	Safe harbor allocation condition. An Employee must be employed by the Employer on the last day of the Plan Year OR must have more than 500 (not more than 500) Hours of Service for the Plan Year.

	[ ]	c.	Last day of employment condition. An Employee must be employed with the Employer on the last day of the Plan Year.

	[ ]	d.	Hours of Service condition. An Employee must be credited with at least ___ Hours of Service (may not exceed 1 ,000) during the Plan Year.

	[ ]	e.	Elapsed Time Method. (See Section 2.6(d) of the BPD.)

			[ ]	(1)

Safe harbor allocation condition. An Employee must be employed by the Employer on the last day of the Plan Year OR must have more than ___ (not more than 91) consecutive days of employment with the Employer during the Plan Year.

			[ ]	(2)	Service condition. An Employee must have more than ___ (not more than 182) consecutive days of employment with the Employer during the Plan Year.

	[ ]	f.

Application to a specified period. In applying the allocation condition(s) designated under b. through e. above, the allocation condition(s) will be based on the period designated under #23.a,(l) above. In applying an Hours of Service condition under d. above, the following method will be used: [This f. should be checked only if a period other than the Plan Year is selected under #23.a.(1) above. Selection (1) or (2) must be selected only if d. above is also checked.]

			[ ]	(1)	Fractional method (see Section 2.6(e)(2)(i) of the BPD).

			[ ]	(2)	Period-by-period method (see Section 2.6(e)(2)(ii) of the BPD).

[Practitioner Note: If this f. is not checked, any allocation condition(s) selected under b. through e. above will apply with respect to the Plan Year, regardless of the period selected under #23.a.(l) above. See Section 2.6(e) of the BPD for procedural rules for applying allocation conditions for a period other than the Plan Year.]

	[X]	g.	The above allocation condition(s) will not apply if:

			[X]	(1)	the Participant dies during the Plan Year.

			[X]	(2)	the Participant is Disabled.

			[X]	(3)	the Participant, by the end of the Plan Year, has reached:

					[X]	(a)	Normal Retirement Age.

					[ ]	(b)	Early Retirement Age.

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Part 4D - Employee After-Tax Contributions

(See Section 3.1 of the BPD)

[ ]

Check this selection to allow for Employee After-Tax Contributions. If Employee After-Tax Contributions will not be permitted under the Plan, do not check this selection and skip the remainder of this Part 4D. [Note: The eligibility conditions for making Employee After-Tax Contributions are listed in Part 1 of this Agreement under “§401(k) Deferrals.”]

[ ] 25.	Maximum. ___% of lncluded Compensation for:

	[ ]	a.	the entire Plan Year.

	[ ]	b.	the portion of the Plan Year during which the Employee is an Eligible Participant.

	[ ]	c.	each separate payroll period during which the Employee is an Eligible Participant.

[Note: If this #25 is not checked, the only limit on Employee After-Tax Contributions is the Annual Additions Limitation under Article 7 of the BPD. If Part 3, #11.b. is checked, any period selected under this #25 will be determined as if the Plan Year were the period designated under Part 3, #1 1.b. See Section 2.2(c)(3) of the BPD.]

[ ] 26.	Minimum. For any payroll period, no less than:

	[ ]	a.	___% of Included Compensation.

	[ ]	a.	$___.

Part 4E - Safe Harbor 401(k) Plan Election

(See Section 17.6 of the BPD)

[ ]	Check this selection and complete this Part 4E if the Plan is designed to be a Safe Harbor 401(k) Plan.

[ ]27.

Safe Harbor Matching Contribution: The Employer will make an Employer Matching Contribution with respect to an Eligible Participant’s Section 401(k) Deferrals and/or Employee After-Tax Contributions (“applicable contributions”) under the following formula: [Complete selection a. or b. In addition, complete selection c. Selection d. may be checked in addition to a. or b. and c.]

	[ ]	a.	Basic formula: 100% of applicable contributions up to the first 3% of lncluded Compensation, plus 50% of applicable contributions up to the next 2% of lncluded Compensation.

	[ ]	b.	Enhanced formula:

			[ ]	(1)	___% (not less than 100%) of applicable contributions up to ___% of lncluded compensation (not less than 4% and not more than 6%).

			[ ]	(2)	The sum of: [The contributions under this (2) must not be less than the contributions that would be calculated under a. at each level of applicable contributions.]

					[ ]	(a)	___% of applicable contributions up to the first (b) ___% of lncluded Compensation, plus

					[ ]	(c)	___5% of applicable contributions up to the next (d) ___% of lncluded Compensation.

[Note: The percentage in (c) may not be greater than the percentage in (a).In addition, the sum of the percentages in (b) and (d) may not exceed 6%.]

c.

Applicable contributions taken into account: (See Section 17.6(a)(1)(i) of the BPD.) The Safe Harbor Matching Contribution formula elected in a. or b. above (and any limitations on the amount of a Participant’s applicable contributions considered under such formula(s)) are applied separately for each:

			[ ]	(1)	Plan Year.	[ ]	(2)	Plan Year quarter.

			[ ]	(3)	calendar month.	[ ]	(4)	payroll period.

			[Note: If Part 3, #1 1.b. is checked, any period selected under this #25 will be determined as if the Plan Year were the period designated under Part 3, #11.b. See Section 2.2(c)(3) of the BPD.]

	[ ]	d.

Definition of applicable contributions. Check this d. if the Plan permits Employee After-Tax Contributions but the Safe Harbor Matching Contribution formula selected under a. or b. above does not apply to such Employee After-Tax Contributions.

[ ] 28.	Safe Harbor Nonelective Contribution: ___% (no less than 3%) of lncluded Compensation.

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	[ ]	a.

Check this selection if the Employer will make this Safe Harbor Nonelective Contribution pursuant to a supplemental notice as described in Section 17.6(a)(l)(ii) of the BPD. If this a. is checked, the Safe Harbor Nonelective Contribution will be required only for a Plan Year for which the appropriate supplemental notice is provided. For any Plan Year in which the supplemental notice is not provided, the Plan is not a Safe Harbor 401(k) Plan.

	[ ]	b.	Check this selection to provide the Employer with the discretion to increase the above percentage to a higher percentage.

	[ ]	c.	Check this selection if the Safe Harbor Nonelective Contribution will be made under another plan maintained by the Employer and identify the plan:

	[ ]	d.

Check this d. if the Safe Harbor Nonelective Contribution offsets the allocation that would otherwise be made to the Participant under Part 4C, #21 above. If the Permitted Disparity Method is elected under Part 4C, #21.b., this offset applies only to the second step of the Two-step Formula or the fourth step of the Four-Step Formula, as applicable.

[ ] 29.

Special rule for partial period of participation. If an Employee is an Eligible Participant for only part of a Plan Year, Included Compensation is taken into account for the entire Plan Year, including the portion of the Plan Year during which the Employee is not an Eligible Participant. [If this #29 is not checked, Included Compensation is taken into account only for the portion of the Plan Year in which the Employee is an Eligible Participant.]

30.	Eligible Participant. For purposes of the Safe Harbor Contributions elected above, “Eligible Participant” means:
[Check a., b. or c. Selection d. may be checked in addition to a., b. or c.]

	[ ]	a.	All Eligible Participants (as determined for Section 401(k) Deferrals).

	[ ]	b.	All Nonhighly compensated Employees who are Eligible Participants (as determined for Section 401(k) Deferrals).

	[ ]	c.

All Nonhighly Compensated Employees who are Eligible Participants (as determined for Section 401(k) Deferrals) and all Highly Compensated Employees who are Eligible Participants (as determined for Section 401(k) Deferrals) but who are not Key Employees.

	[ ]	d.

Check this d. if the selection under a., b. or c., as applicable, applies only to Employees who would be Eligible Participants for any portion of the Plan Year if the eligibility conditions selected for Section 401(k) Deferrals in Part 1, #5 of this Agreement were one Year of Service and age 21. (See Section 17.6(a)(l) of the BPD.)

Part 4F - Special 401(k) Plan Elections

(See Article 17 of the BPD)

31.	ADP/ACP testing method. In performing the ADP and ACP tests, the Employer will use the following method: (See Sections 17.2 and 17.3 of the BPD for an explanation of the ADP/ACP testing methods.)

	[X]	a.	Prior Year Testing Method.

	[ ]	b.	Current Year Testing Method.

[Practitioner Note: If this Plan is intended to be a Safe-Harbor 401(k) Plan under Part 4E above, the Current Year Testing Method must be elected under b. See Section 17.6 of the BPD.]

[ ] 32.

First Plan Year for Section 401(k) Deferrals. (See Section 17.2(b) of the BPD.) Check this selection if this Agreement covers the first Plan Year that the Plan permits Section 401(k) Deferrals. The ADP for the Nonhighly Compensated Employee Group for such first Plan Year is determined under the following method:

	[ ]	a.	the Prior Year Testing Method, assuming a 3% deferral percentage for the Nonhighly Compensated Employee Group.

	[ ]	b.	the Current Year Testing Method using the actual deferral percentages of the Nonhighly Compensated Employee Group.

[ ] 33.

First Plan Year for Employer Matching Contributions or Employee After-Tax Contributions. (See Section 17.3(b) of the BPD.) Check this selection if this Agreement covers the first Plan Year that the Plan includes either an Employer Matching Contribution formula or permits Employee After-Tax Contributions. The ACP for the Nonhighly Compensated Employee Group for such first Plan Year is determined under the following method:

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[ ]	a.	the Prior Year Testing Method, assuming a 3% contribution percentage for the Nonhighly Compensated Employee Group.

[ ]	b.	the Current Year Testing Method using the actual contribution percentages of the Nonhighly Compensated Employee Group.

Part 5 - Retirement Ages

(See Sections 22.57 and 22.126 of the BPD)

34.	Normal Retirement Age:

	[X]	a.	Age 65 (not to exceed 65).

	[ ]	b.	The later of (1) age ___(not to exceed 65) or (2) the__(not to exceed 5th) anniversary of the date the Employee commenced participation in the Plan.

	[ ]	c.	_________(may not be later than the maximum age permitted under b.)

35.	Early Retirement Age: [Check a. or check b. and/or c.]

	[X]	a.	Not applicable.

	[ ]	b.	Age ___.

	[ ]	c.	Completion of ___ Years of Service, determined as follows:

			[ ]	(1)	Same as for eligibility.

			[ ]	(2)	Same as for vesting.

Part 6 - Vesting Rules

(See Article 4 of the BPD)

❖

Complete this Part 6 only if the Employer has elected to make Employer Matching Contributions under Part 4B or Employer Nonelective Contributions under Part 4C. Section 401(k) Deferrals, Employee After-Tax Contributions, QMACs, QNECs, Safe Harbor Contributions, and Rollover Contributions are always 100% vested. (See Section 4.2 of the BPD for the definitions of the various vesting schedules.)

36.	Normal vesting schedule: [Check one of a. -f. for those contributions the Employer elects to make under Part 4 of this Agreement.]

	(1) Employer Match	(2) Employer Nonelective

a	[X]	[X]	Full and immediate vesting.

b.	[ ]	[ ]	7-year graded vesting schedule.

c.	[ ]	[ ]	6-year graded vesting schedule.

d.	[ ]	[ ]	5-year cliff vesting schedule.

e	[ ]	[ ]	3-year cliff vesting schedule.

f.	[ ]	[ ]	Modified vesting schedule:

(1) __________% after 1 Year of Service

(2) __________% after 2 Years of Service

(3) __________% after 3 Years of Service

(4) __________% after 4 Years of Service

(5) __________% after 5 Years of Service

(6) __________% after 6 Years of Service, and

(7) 100% after 7 Years of Service.

[Note: The percentages selected under the modified vesting schedule must not be less than the percentages that would be required under the 7-year graded vesting schedule, unless 100% vesting occurs after no more than 5 Years of Service.]

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37.	Vesting schedule when Plan is top-heavy: [Check one of a. - d. for those contributions the Employer elects to make under Part 4 of this Agreement.]

		(1) Employer Match	(2) Employer Nonelective

	a.	[X]	[X]	Full and immediate vesting.

	b.	[ ]	[ ]	6-year graded vesting schedule.

	c.	[ ]	[ ]	3-year cliff vesting schedule.

	d.	[ ]	[ ]	Modified vesting schedule:

				(1)	_____% after 1 Year of Service

				(2)	_____% after 2 Years of Service

				(3)	_____% after 3 Years of Service

				(4)	_____% after 4 Years of Service

				(5)	_____% after 5 Years of Service, and

				(6)	100% after 6 Years of Service.

[Note: The percentages selected under the modified vesting schedule must not be less than the percentages that would be required under the 6-year graded vesting schedule, unless 100% vesting occurs after no more than 3 Years of Service.]

[ ] 38.	Service excluded under the above vesting schedule(s):

	[ ]	a.	Service before the original Effective Date of this Plan. (See Section 4.5(b)(1) of the BPD for rules that require service under a Predecessor Plan to be counted.)

	[ ]	b.	Years of Service completed before the Employee’s ______ birthday (cannot exceed the 18th birthday).

[X] 39.	Special 100% vesting. An Employee’s vesting percentage increases to 100% if, while employed with the Employer, the Employee:

	[X]	a.	dies.

	[X]	b.	becomes Disabled (as defined in Section 22.53 of the BPD).

	[ ]	c.	reaches Early Retirement Age (as defined in Part 5, #35 above).

[ ] 40.	Special vesting provisions: _______________________________________________________________

[Note: Any special vesting provision designated in #40 must satisfy the requirements of Code §4Il(a) and must satisfy the nondiscrimination requirements under §1.40I(a)(4) of the regulations.]

Part 7 - Special Service Crediting Rules

(See Article 6 of the BPD)

If no minimum service requirement applies under Part 1, #5 of this Agreement and all contributions are 100% vested under Part 6, skip this Part 7.

❖

Year of Service - Eligibility. 1,000 Hours of Service during an Eligibility Computation Period. Hours of Service are calculated using the Actual Hours Crediting Method. [To modify, complete #41 below.]

❖

Eligibility Computation Period. If one Year of Service is required for eligibility, the Shift-to- Plan- Year Method is used. If two Years of Service are required for eligibility, the Anniversary Year Method is used. [To modify, complete #42 below.]

❖	Year of Service - Vesting. 1,000 Hours of Service during a Vesting Computation Period. Hours of Service are calculated using the Actual Hours Crediting Method. [To modify, complete #43 below.]

❖	Vesting Computation Period. The Plan Year, [To modify, complete #44 below.]

❖

Break in Service Rules. The Rule of Parity Break in Service rule applies for both eligibility and vesting but the one-year holdout Break in Service rule is NOT used for eligibility or vesting. [To modify, complete #45 below.]

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[ ] 41.	Alternative definition of Year of Service for eligibility.

	[ ]	a.	A Year of Service is ___ Hours of Service (may not exceed 1,000) during an Eligibility Computation Period.

	[ ]	b.

Use the Equivalency Method (as defined in Section 6.5(a) of the BPD) to count Hours of Service. If this b. is checked, each Employee will be credited with 190 Hours of Service for each calendar month for which the Employee completes at least one Hour of Service, unless a different Equivalency Method is selected under #46 below. The Equivalency Method applies to:

			[ ]	(1)	All Employees.

			[ ]	(2)	Employees who are not paid on an hourly basis. For hourly Employees, the Actual Hours Method will be used.

	[ ]	c.	Use the Elapsed Time Method instead of counting Hours of Service. (See Section 6.5(b) of the BPD.)

[X] 42.	Alternative method for determining Eligibility Computation Periods. (See Section 1.4(c) of the BPD.)

	[X]	a.	One Year of Service eligibility. Eligibility Computation Periods are determined using the Anniversary Year Method instead of the Shift-to-Plan-Year Method.

	[ ]	b.	Two Years of Service eligibility. Eligibility Computation Periods are determined using the Shif-Plan-Year Method instead of the Anniversary Year Method.

[ ] 43.	Alternative definition of Year of Service for vesting.

	[ ]	a.	A Year of Service is ____ Hours of Service (may not exceed 1 ,000) during a Vesting Computation Period.

	[ ]	b.

Use the Equivalency Method (as defined in Section 6.5(a) of the BPD) to count Hours of Service. If this b. is checked, each Employee will be credited with 190 Hours of Service for each calendar month for which the Employee completes at least one Hour of Service, unless a different Equivalency Method is selected under #46 below. The Equivalency Method applies to:

			[ ]	(1)	All Employees.

			[ ]	(2)	Employees who are not paid on an hourly basis. For hourly Employees, the Actual Hours Method will be used.

	[ ]	c.	Use the Elapsed Time Method instead of counting Hours of Service. (See Section 6.5(b) of the BPD.)

[ ] 44.	Alternative method for determining Vesting Computation Periods. Instead of Plan Years, use:

	[ ]	a.	Anniversary Years. (See Section 4.4 of the BPD.)

	[ ]	b.	(Describe Vesting Computation Period): ______________________________________

[Practitioner Note: Any Vesting Computation Period described in b. must be a 12-consecutive month period and must apply uniformly to all Participants.]

[ ] 45.	Break in Service rules.

	[ ]	a.

The Rule of Parity Break in Service rule does not apply for purposes of determining eligibility or vesting under the Plan. [If this selection a. is not checked, the Rule of Parity Break in Service Rule applies for purposes of eligibility and vesting. (See Sections 1.6 and 4.6 of the BPD.)]

	[ ]	b.	One-year holdout Break in Service rule.

			[ ]	(1)	Applies to determine eligibility for: [Check one or both.]

					[ ]	(a)	Employer Contributions (other than Section 401(k) Deferrals).

					[ ]	(b)	Section 401(k) Deferrals. (See Section 1.6(c) of the BPD.)

			[ ]	(2)	Applies to determine vesting. (See Section 4.6(a) of the BPD.)

[ ] 46.	Special rules for applying Equivalency Method. [This #46 may only be checked if #41.b. and/or #43.b. is checked above.]

	[ ]	a.	Alternative method. Instead of applying the Equivalency Method on the basis of months worked, the following method will apply. (See Section 6.5(a) of the BPD.)

			[ ]	(1)	Daily method. Each Employee wilt be credited with 10 Hours of Service for each day worked.

			[ ]	(2)	Weekly method. Each Employee will be credited with 45 Hours of Service for each week worked.

© Copyright 2002 Prudential Retirement Services	NonStandardized 40l(k) Adoption Agreement

		[ ]	(3)	Semi-monthly method. Each Employee will be credited with 95 Hours of Service for each semi-monthly payroll period worked.

[ ]	b.	Application of special rules. The alternative method elected in a. applies for purposes of: [Check (1) and/or (2).]

		[ ]	(1)	Eligibility, [Check this (1) only if #41. b. is checked above.]

		[ ]	(2)	Vesting. [Check this (2) only if #43.b. is checked above.]

Part 8 - Allocation of Forfeitures

(See Article 5 of the BPD)

[X]

Check this selection if ALL contributions under the Plan are 100% vested and skip this Part 8. (See Section 5.5 of the BPD for the default forfeiture rules if no forfeiture allocation method is selected under this Part 8.)

47.	Timing of forfeiture allocations:

		(1) Employer Match	(2) Employer Nonelective

	a.	[ ]	[ ]	In the same Plan Year in which the forfeitures occur.

	b.	[ ]	[ ]	In the Plan Year following the Plan Year in which the forfeitures occur.

48.	Method of allocating forfeitures: (See the operating rules in Section 5.5 of the BPD.)

		(1) Employer Match	(2) Employer Nonelective

	a.	[ ]	[ ]

Reallocate as additional Employer Nonelective Contributions using the allocation method specified in Part 4C, #21 of this Agreement. If no allocation method is specified, use the Pro Rata Allocation Method under Part 4C, #21.a. of this Agreement.

	b.	[ ]	[ ]	Reallocate as additional Employer Matching Contributions using the discretionary allocation method in Part 4B, #16.b. of this Agreement.

	c.	[ ]	[ ]	Reduce the: [Check one or both.]

				[ ]	(a)	Employer Matching Contributions

				[ ]	(b	Employer Nonelective Contributions

the Employer would otherwise make for the Plan Year in which the forfeitures are allocated. [Note: If both (a) and (b) are checked, the Employer may adjust its contribution deposits in any manner, provided the total Employer Matching Contributions and Employer Nonelective Contributions (as applicable) properly take into account the forfeitures used to reduce such contributions for that Plan Year.]

[ ] 49.

Payment of Plan expenses. Forfeitures are first used to pay Plan expenses for the Plan Year in which the forfeitures are to be allocated. (See Section 5.5(c) of the BPD.) Any remaining forfeitures are allocated as provided in #48 above.

[ ] 50.

Modification of cash-out rules. The Cash-Out Distribution rules are modified in accordance with Sections 5.3(a)(l)(i)(C) and 5.3(a)(l)(ii)(C) of the BPD to allow for an immediate forfeiture, regardless of any additional allocations during the Plan Year.

© Copyright 2002 Prudential Retirement Services	NonStandardized 401(k) Adoption Agreement

Part 9 - Distributions After Termination of Employment

(See Section 8.3 of the BPD)

❖	The elections in this Part 9 are subject to the operating rules in Articles 8 and 9 of the BPD.

51.	Vested account balances in excess of $5,000. Distribution is first available as soon as administratively feasible following:

	[X]	a.	the Participant’s employment termination date.

	[ ]	b.	the end of the Plan Year that contains the Participant’s employment termination date.

	[ ]	c.	the first Valuation Date following the Participant’s termination of employment.

	[ ]	d.	the Participant’s Normal Retirement Age (or Early Retirement Age, if applicable) or, if later, the Participant’s employment termination date.

	[ ]	e.	(Describe distribution event) ____________________________________________________________

[Practitioner Note: Any distribution event described in e. will apply uniformly to all Participants under the Plan.]

52.	Vested account balances of $5,000 or less. Distribution will be made in a lump sum as soon as administratively feasible following:

	[X]	a.	the Participant’s employment termination date.

	[ ]	b.	the end of the Plan Year that contains the Participant’s employment termination date.

	[ ]	c.	the first Valuation Date following the Participant’s termination of employment.

	[ ]	d.	(Describe distribution event): ___________________________________________________________

[Practitioner Note: Any distribution event described in d. will apply uniformly to all Participants under the Plan.]

[X] 53.

Disabled Participant. A Disabled Participant (as defined in Section 22.53 of the BPD) may request a distribution (if earlier than otherwise permitted under #51 or #52 (as applicable)) as soon as administratively feasible following:

	[X]	a.	the date the Participant becomes Disabled.

	[ ]	b.	the end of the Plan Year in which the Participant becomes Disabled.

	[ ]	c.	(Describe distribution event): __________________________________________________________

[Practitioner Note: Any distribution event described in c. will apply uniformly to all Participants under the Plan.]

[ ] 54.

Hardship withdrawals Following termination of employment. A terminated Participant may request a Hardship withdrawal (as defined in Section 8.6 of the BPD) before the date selected in #51 or #52 above, as applicable.

[ ] 55.	Special operating rules.

	[ ]	a.

Modification of Participant consent requirement. A Participant must consent to a distribution from the Plan, even if the Participant’s vested Account Balance does not exceed $5,000. See Section 8.3(b) of the BPD. [Note: If this a. is not checked, the involuntary distribution rules under Section 8.3(b) of the BPD apply.]

	[ ]	b.

Distribution upon attainment of Normal Retirement Age (or age 62, if later). A distribution from the Plan will be made without a Participant’s consent if such Participant has terminated employment and has attained Normal Retirement Age (or age 62, if later). See Section 8.7 of the BPD.

© Copyright 2002 Prudential Retirement Services	Non Standardized 401(k) Adoption Agreement

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Part 10 - In-Service Distributions

(See Section 8.5 of the BPD)

❖	The elections in this Part 10 are subject to the operating rules in Articles 8 and 9 of the BPD.

56.	Permitted in-service distribution events: [Elections under the §401(k) Deferrals column also apply to any QNECs, QMACs, and Safe Harbor Contributions unless otherwise specified in d. below.]

	(1) §401(k) Deferrals	(2) Employer Match	(3) Employer Nonelective

a.	[ ]	[ ]	[ ]	In-service distributions are not available.

b.	[X]	[X]	[X]	After age 59-1/2. [If earlier than age 59 1/2 age is deemed to be age59 1/2 for Section 401(k) Deferrals if the selection is checked under that column.]

c.	[X]	[ ]	[ ]	A safe harbor Hardship described in Section 8.6(a) of the BPD. [Note: Not applicable to QNECs, QMACs and Safe Harbor Contributions.]

d.	N/A	[ ]	[ ]	A Hardship described in Section 8.6 (b) of the BPD.

e.	N/A	[ ]	[ ]	After the Participant has participated in the Plan for at least _______ years (cannot be less than 5 years).

f.	N/A	[N/A]	[N/A]	At any time with respect to the portion of the vested Account Balance derived from contributions accumulated in the Plan for at least 2 years.

g.	[ ]	[ ]	[ ]	Upon a Participant becoming Disabled (as defined in Section 22.53).

h.	[ ]	[ ]	[ ]	Attainment of Normal Retirement Age. [If earlier than age 59 1/2, age is deemed to be 59 1/2 for Section 401(k) Deferrals if the selection is checked under that column.]

i.	N/A	[ ]	[ ]	Attainment of Early Retirement Age.

57.	Limitations that apply to in-service distributions:

	[ ]	a.	Available only if the Account which is subject to withdrawal is 100% vested. (See Section 4.8 of the BPD for special vesting rules if not checked.)

	[ ]	b.	No more than ____ in-service distribution(s) in a Plan Year.

	[ ]	c.	The minimum amount of any in-service distribution will be $___ (may not exceed $1,000).

	[ ]	d.	(Describe limitations on in-service distributions) ___________

[Practitioner Note: Any limitations described in d. will apply uniformly to all Participants under the Plan.]

© Copyright 2002 Prudential Retirement Services	NonStandardized 401(k) Adoption Agreement

20

Part 11 - Distribution Options

(See Section 8.1 of the BPD)

58.	Optional forms of payment available upon termination of employment:

	[X]	a.	Lump sum distribution of entire vested Account Balance.

	[X]	b.	Single sum distribution of a portion of vested Account Balance.

	[X]	c.	Installments for a specified term or specified dollar amount.

	[ ]	d.	Installments for required minimum distributions only.

	[ ]	e.	Annuity payments (see Section 8.1 of the BPD).

	[ ]	f.	(Describe optional forms or limitations on available forms) ______________________

[Practitioner Note: Unless specified otherwise in f., a Participant may receive a distribution in any combination of the forms of payment selected in a. - f. Any optional forms or limitations described in f. will apply uniformly to all Participants under the Plan.]

59.	Application of the Qualified Joint and Survivor Annuity (QJSA) and Qualified Preretirement Survivor Annuity (QPSA) provisions: (See Article 9 of the BPD.)

	[X]	a.

Do not apply. [Note: The QJSA and QPSA provisions automatically apply to any assets of the Plan that were received as a transfer from another plan that was subject to the QJSA and QPSA rules. If this a. is checked, the QJSA and QPSA rules generally will apply only with respect to transferred assets or if distribution is made in the form of life annuity. See Section 9.1(b) of the BPD.]

	[ ]	b.	Apply, with the following modifications: [Check this b. to have all assets under the Plan be subject to the QJSA and QPSA requirements. See Section 9.1(a) of the BPD.]

			[ ]	(1)	No modifications.

			[ ]	(2)	Modified QJSA benefit. Instead of a 50% survivor benefit, the normal form of the QJSA provides the following survivor benefit to the spouse:

					[ ]	(a)	100%.

					[ ]	(b)	75%.

					[ ]	(c)	66 2/3%.

			[ ]	(3)	Modified QPSA benefit. Instead of a 50% QPSA benefit, the QPSA benefit is 100% of the Participant’s vested Account Balance.

	[ ]	c.

One-year marriage rule. The one-year marriage rule under Sections 8.4(c)(4) and 9.3 of the BPD applies. Under this rule, a Participant’s spouse will not be treated as a surviving spouse unless the Participant and spouse were married for at least one year at the time of the Participant’s death.

© Copyright 2002 Prudential Retirement Services	NonStandardized 401(k) Adoption Agreement

21

Part 12 - Administrative Elections

❖

Use this Part 12 to identify administrative elections authorized by the BPD. These elections may be changed without reexecuting this Agreement by substituting a replacement of this page with new elections. To the extent this Part 12 is not completed, the default provisions in the BPD apply.

60.	Are Participant loans permitted? (See Article 14 of the BPD.)

	[ ]	a.	No

	[X]	b.	Yes

			[X]	(1)	Use the default loan procedures under Article 14 of the BPD.

			[ ]	(2)	Use a separate written loan policy to modify the default loan procedures under Article 14 of the BPD.

61.	Are Participants permitted to direct investments? (See Section 13.5(c) of the BPD.)

	[ ]	a.	No

	[X]	b.	Yes

			[X]	(1)	Specify Accounts: all accounts

			[X]	(2)	Check this selection if the Plan is intended to comply with ERISA §404(c). (See Section 13.5(c)(2) of the BPD.)

62.	Is any portion of the Plan daily valued? (See Section 13.2(b) of the BPD.)

	[ ]	a.	No

	[X]	b.	Yes. Specify Accounts and/or investment options: all accounts

63.	Is any portion of the Plan valued periodically (other than daily)? (See Section 13.2(a) of the BPD.)

	[X]	a.	No

	[ ]	b.	Yes

			[ ]	(1)	Specify Accounts and/or investment options: ________

			[ ]	(2)	Specify valuation date(s): ___________

			[ ]	(3)	The following special allocation rules apply: [If this (3) is not checked, the Balance Forward Method under Section 13.4(a) of the BPD applies.]

					[ ]	(a)	Weighted average method. (See Section 13.4(a)(2)(i) of the BPD.)

					[ ]	(b)	Adjusted percentage method, taking into account ____% of contributions made during the valuation period. (See Section 13.4(a)(2)(ii) of the BPD.)

					[ ]	(c)	(Describe allocation rules) _______________

[Practitioner Note: Any allocation rules described in (c) must be in accordance with a definite predetermined formula that is not based on compensation, that satisfies the nondiscriminalion requirements of §1.401(a)(4) of the regulations, and that is applied uniformly to all Participants.]

64.	Does the Plan accept Rollover Contributions? (See Section 3.2 of the BPD.)

	[ ]	a.	No				[X]	b.	Yes

65.	Are life insurance investments permitted? (See Article 15 of the BPD.)

	[X]	a.	No				[ ]	b.	Yes

66.	Do the default QDRO procedures under Section 11.5 of the BPD apply?

	[ ]	a.	No				[X]	b.	Yes

67.	Do the default claims procedures under Section 11.6 of the BPD apply?

	[ ]	a.	No				[X]	b.	Yes

© Copyright 2002 Prudential Retirement Services	NonStandardized 401(k) Adoption Agreement

Part 13 - Miscellaneous Elections

❖	The following elections override certain default provisions under the BPD and provide special rules for administering the Plan. Complete the following elections to the extent they apply to the Plan.

[ ] 68.	Determination of Highly Compensated Employees.

	[ ]	a.	The Top-Paid Group Test applies. [If this selection a. is not checked, the Top-Paid Group Test will not apply. See Section 22.99(b)(4) of the BPD.]

	[ ]	b.	The Calendar Year Election applies. [This selection b. may only be chosen if the Plan fear is not the calendar year. See Section 22.99(b)(5) of the BPD.]

[ ] 69.	Special elections for applying the Annual Additions Limitation under Code §415.

	[ ]	a.	The Limitation Year is the 12-month period ending____. [If this selection a. is not checked, the Limitation Year is the same as the Plan Year.]

	[ ]	b.	Total Compensation includes imputed compensation for a terminated Participant who is permanently and totally Disabled. (See Section 7.4(g)(3) of the BPD.)

	[ ]	c.	Operating rules. Instead of the default provisions under Article? of the BPD, the following rules apply:__________

[ ] 70.

Election to use Old-Law Required Beginning Date. The Old-Law Required Beginning Date (as defined in Section 10.3(a)(2) of the BPD) applies instead of the Required Beginning Date rules under Section 10.3(a)(1) of the BPD.

[X] 71.	Service credited with Predecessor Employers: (See Section 6.7 of the BPD.)

	[X]	a.	(Identify Predecessor Employers) Acquired employees from Anchor Savings, Dime of Williamsbure, North Side Savings and Atlantic Banks, Studebaker-Worthineton Leasing Corp.

	[X]	b.	Service is credited with these Predecessor Employers for the following purposes:

			[X]	(1)	The eligibility service requirements elected in Part 1 of this Agreement.

			[X]	(2)	The vesting schedule(s) elected in Part 6 of this Agreement.

			[ ]	(3)	The allocation requirements elected in Part 4 of this Agreement.

	[ ]	c.	The following service will not be recognized:_________________________________________

[Note: If the Employer is maintaining the Plan of a Predecessor Employer, service with such Predecessor Employer must be counted for all purposes under the Plan. This #71 may be completed with respect to such Predecessor Employer indicating all service under selections (1), (2) and (3) will be credited. The failure to complete this #71 -where the Employer is maintaining the Plan of a Predecessor Employer will not override the requirement that such predecessor service be credited for all purposes under the Plan. (See Section 6.7 of the BPD.) If the Employer is not maintaining the Plan of a Predecessor Employer, service with such Predecessor Employer will be credited under this Plan only if specifically elected under this #71. If the above crediting rules are to apply differently to service with different Predecessor Employers, attach separately completed elections for this item, using the same formal as above but listing only those Predecessor Employers to which the separate attachment relates.]

[X] 72.	Special rules where Employer maintains more than one plan.

	[X]	a.

Top-heavy minimum contribution - Employer maintains this Plan and one or more Defined Contribution Plans. If this Plan is a Top-Heavy Plan, the Employer will provide any required top-heavy minimum contribution under: (See Section 16.2(a)(5)(i) of the BPD.)

			[ ]	(1)	This Plan.

			[ ]	(2)	The following Defined Contribution Plan maintained by the Employer:

			[X]	(3)

Describe method for providing the top-heavy minimum contribution: the top-heavy minimum contribution will be provided in this Plan, however the minimum contribution will be reduced by any contributions allocated to each non-key employee in the State Bancorp, Inc. Employee Stock Ownership Plan.

	[ ]	b.

Top-heavy minimum benefit - Employer maintains this Plan and one or more Defined Benefit Plans. If this Plan is a Top-Heavy Plan, the Employer will provide any required top-heavy minimum contribution or benefit under: (See Section 16.2(a)(5)(ii) of the BPD.)

© Copyright 2002 Prudential Retirement Services	NonStandardized 40l(k) Adoption Agreement

			[ ]	(1)	This Plan, but the minimum required contribution is increased from 3% to 5% of Total Compensation for the Plan Year.

			[ ]	(2)	The following Defined Benefit Plan maintained by the Employer: ___________________

			[ ]	(3)	Describe method for providing the top-heavy minimum contribution: _________________
					_________________________________________________________________________

	[ ]	c.

Limitation on Annual Additions. This c. should be checked only if the Employer maintains another Defined Contribution Plan in which any Participant is a participant, and the Employer will not apply the rules set forth under Section 7.2 of the BPD. Instead, the Employer will limit Annual Additions in the following manner:

[ ] 73.

Special definition of Disabled. In applying the allocation conditions under Parts 4B and 4C, the special vesting provisions under Part 6, and the distribution provisions under Parts 9 and 10 of this Agreement, the following definition of Disabled applies instead of the definition under Section 22.53 of the BPD: ____________________

	[Note: Any definition included under this #73 must satisfy the requirements of §1.401(a)(4) of the regulations and must be applied uniformly to all Participants.]

[ ] 74.	Fail-Safe Coverage Provision. [This selection #74 must be checked to apply the Fail-Safe Coverage Provision under Section 2.7 of the BPD.]

	[ ]	a.	The Fail-Safe Coverage Provision described in Section 2.7 of the BPD applies without modification.

	[ ]	b.	The Fail-Safe Coverage Provisions described in Section 2.7 of the BPD applies with the following modifications:

			[ ]	(1)	The special rule for Top-Heavy Plans under Section 2.7(a) of the BPD does not apply.

			[ ]	(2)	The Fail-Safe Coverage Provision is based on Included Compensation as described under Section 2.7(d) of the BPD.

[ ] 75.

Election not to participate (see Section 1.10 of the BPD). An Employee may make a one-time irrevocable election not to participate under the Plan upon inception of the Plan or at any time prior to the time the Employee first becomes eligible to participate under any plan maintained by the Employer. [Note: Use of this provision could result in a violation of the minimum coverage rules under Code §410(b).]

[ ] 76.

Protected Benefits. If there are any Protected Benefits provided under this Plan that are not specifically provided for under this Agreement, check this #76 and attach an addendum to this Agreement describing the Protected Benefits.

© Copyright 2002 Prudential Retirement Services	NonStandardized 401(k) Adoption Agreement

24

Signature Page

By signing this page, the Employer agrees to adopt (or amend) the Plan which consists of BPD #01 and the provisions elected in this Agreement. The Employer agrees that the Prototype Sponsor has no responsibility or liability regarding the suitability of the Plan for the Employer’s needs or the options elected under this Agreement. It is recommended that the Employer consult with legal counsel before executing this Agreement.

77.	Name and title of authorized representative(s):	Signature(s):	Date:
	DANIEL T. ROWE		3/28/06

VICE CHAIRMAN

78.	Effective Date of this Agreement:

	[ ]	a.	New Plan. Check this selection if this is a new Plan. Effective Date of the Plan is: _____________

	[X]	b.	Restated Plan. Check this selection if this is a restatement of an existing plan. Effective Date of the restatement is: April 1, 2006

			(1)	Designate the plan(s) being amended by this restatement: State Bank of Long Island 401(k) Retirement Plan and Trust

			(2)	Designate the original Effective Date of this Plan (optional): June 1, 1987

	[ ]	c.

Amendment by page substitution. Check this selection if this is an amendment by substitution of certain pages of this Adoption Agreement, [If this c. is checked, complete the remainder of this Signature Page in the same manner as the Signature Page being replaced].

			(1)	Identify the page(s) being replaced: ______________________________________________

			(2)	Effective Date(s) of such changes: _______________________________________________

	[ ]	d.

Substitution of sponsor. Check this selection if a successor to the original plan sponsor is continuing this Plan as a successor sponsor, and substitute page 1 to identify the successor as the Employer.

			(1)	Effective Date of the amendment is: ______________________________________________

[ ] 79.	Check this #79 if any special Effective Dates apply under Appendix A of this Agreement and complete the relevant sections of Appendix A.

80.

Prototype Sponsor information. The Prototype Sponsor will inform the Employer of any amendments made to the Plan and will notify the Employer if it discontinues or abandons the Plan. The Employer may direct inquiries regarding the Plan or the effect of the Favorable IRS Letter to the Prototype Sponsor or its authorized representative at the following location:

	a.	Name of Prototype Sponsor (or authorized representative):

Prudential Retirement Services

Signed for by:

Title:	ASSISTANT SECRETARY

Date:	April 3rd, 2006

b.	Address of Prototype Sponsor (or authorized representative):

751 Broad Street, Newark, NJ 07102-3777

c.	Telephone number of Prototype Sponsor (or authorized representative):

1-800-848-4015

Important information about this Prototype Plan. A failure to properly complete the elections in this Agreement or to operate the Plan in accordance with applicable law may result in disqualification of the Plan. The Employer may rely on the Favorable IRS Letter issued by the National Office of the Internal Revenue Service to the Prototype Sponsor as evidence that the Plan is qualified under §401 of the Code, to the extent provided in Announcement 2001-77. The Employer may not rely on the Favorable IRS Letter in certain circumstances or with respect to certain qualification requirements, which are specified in the Favorable IRS Letter issued with respect to the Plan and in Announcement 2001-77. In order to obtain reliance in such circumstances or with respect to such qualification requirements, the Employer must apply to the office of Employee Plans Determinations of the Internal Revenue Service for a determination letter. See Section 22.87 of the BPD.

© Copyright 2002 Prudential Retirement Services	NonStandardized 401(k) Adoption Agreement

25

Trustee Declaration

By signing this Trustee Declaration, the Trustee agrees to the duties, responsibilities and liabilities imposed on the Trustee by the BPD #01 and this Agreement.

81.	Name(s) of Trustee(s):	Signature(s) of Trustee(s):	Date:

Prudential Bank & Trust, FSB

82.		Effective date of this Trustee Declaration:	April 1,2006

83.		The Trustee’s investment powers are:

	[ ]	a.

Discretionary Trustee. The Trustee has discretion to invest Plan assets. This discretion is limited to the extent Participants are permitted to give investment direction, or to the extent the Trustee is subject to direction from the Plan Administrator, the Employer, an Investment Manager or other Named Fiduciary.

	[ ]	b.	Directed Trustee only. The Trustee may only invest Plan assets as directed by Participants or by the Plan Administrator, the Employer, an Investment Manager or other Named Fiduciary.

	[ ]	c.

Separate trust agreement. The Trustee’s investment powers are determined under the Limited Scope Audit Directed Trustee Trust Agreement. [Note: The separate trust document is incorporated as part of this Plan and must be attached hereto. The responsibilities, rights and powers of the Trustee are those specified in the separate trust agreement. If this c. is checked, the Trustee need not sign or date this Trustee Declaration under #81 above.]

	[X]	d.

Separate trust agreement. The Trustee’s investment powers are determined under the Prudential Bank & Trust, FSB Trust Agreement. [Note: The separate trust document is incorporated as part of this Plan and must be attached hereto. The responsibilities, rights and powers of the Trustee are those specified in the separate trust agreements and will be effective as of the date the separate trust agreement is countersigned by an officer of Prudential Bank & Trust, FSB. If this d. is checked, the Trustee need not sign or date this Trustee Declaration under #81 above.]

© Copyright 2002 Prudential Retirement Services		NonStandardized 40I(k) Adoption Agreement

26

Co-Sponsor Adoption Page #1

[X]

Check this selection and complete the remainder of this page if a Related Employer will execute this Plan as a Co-Sponsor. [Note: Only a Related Employer (as defined in Section 22.164 of the BPD) that executes this Co-Sponsor Adoption Page may adopt the Plan as a Co-Sponsor. See Article 21 of the BPD for rules relating to the adoption of the Plan by a Co-Sponsor. If there is more than one Co-Sponsor, each one should execute a separate Co-Sponsor Adoption Page. Any reference to the “Employer” in this Agreement is also a reference to the Co-Sponsor, unless otherwise noted.]

84.	Name of Co-Sponsor:	State Bank Portfolio Management Corp.

85.	Employer Identification Number (EIN) of the Co-Sponsor:	51-0382191

By signing this page, the Co-Sponsor agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Agreement. The Plan consists of the BPD #01 and the provisions elected in this Agreement.

86.	Name and title of authorized representative(s):	Signature(s):	Date:
	DANIEL T. ROWE, VICE CHAIRMAN		3/31/06

87.	Effective date of this Co-Sponsor Adoption Page:	April l, 2006

[ ]	a.	Check here if this is the initial adoption of a new Plan by the Co-Sponsor.

[ ]	b.	Check here if this is an amendment or restatement of an existing plan maintained by the Co-Sponsor, which is merging into the Plan being adopted.

(1)	Designate the plan(s) being amended by this restatement:

(2)	Designate the original Effective Date of the Co-Sponsor’s Plan (optional):

[ ] 88.

Allocation of contributions. If this #88 is checked, contributions made by the Related Employer signing this Co-Sponsor Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Related Employer making the contribution and Employees of the Related Employer will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Related Employer. [Note: The selection of this #88 may require additional testing of the Plan. See Section 21.3 of the BPD.]

[ ] 89.	Describe any special Effective Dates:

© Copyright 2002 Prudential Retirement Services		NonStandardized 401(k) Adoption Agreement

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Co-Sponsor Adoption Page #2

[X]

Check this selection and complete the remainder of this page if a Related Employer will execute this Plan as a Co-Sponsor. [Note: Only a Related Employer (as defined in Section 22.164 of the BPD) that executes this Co-Sponsor Adoption Page may adopt the Plan as a Co-Sponsor. See Article 21 of the BPD for rules relating to the adoption of the Plan by a Co-Sponsor. If there is more than one Co-Sponsor, each one should execute a separate Co-Sponsor Adoption Page. Any reference to the “Employer” in this Agreement is also a reference to the Co-Sponsor, unless otherwise noted.]

90.	Name of Co-Sponsor: State Bank Financial Services Corp.

91.	Employer Identification Number (EIN) of the Co-Sponsor: 51-0382192

By signing this page, the Co-Sponsor agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Agreement. The Plan consists of the BPD #01 and the provisions elected in this Agreement.

92.	Name and title of authorized representative(s):	Signature(s):	Date:
	Daniel T. Rowe, Vice Chairman		3/31/06

93.	Effective date of this Co-Sponsor Adoption Page: April 1. 2006

	[ ]	a.	Check here if this is the initial adoption of a new Plan by the Co-Sponsor.

	[ ]	b.	Check here if this is an amendment or restatement of an existing plan maintained by the Co-Sponsor, which is merging into the Plan being adopted.

			(1)	Designate the plan(s) being amended by this restatement: ______________________________

			(2)	Designate the original Effective Date of the Co-Sponsor’s Plan (optional): _________________

[ ] 94.

Allocation of contributions. If this #94 is checked, contributions made by the Related Employer signing this Co-Sponsor Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Related Employer making the contribution and Employees of the Related Employer will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Related Employer. [Note: The selection of this #94 may require additional testing of the Plan. See Section 21.3 of the BPD.]

[ ] 95.	Describe any special Effective Dates: _____________________________________________________

© Copyright 2002 Prudential Retirement Services	NonStandardized 401(k) Adoption Agreement

Co-Sponsor Adoption Page #3

[X]

Check this selection and complete the remainder of this page if a Related Employer will execute this Plan as a Co-Sponsor. [Note: Only a Related Employer (as defined in Section 22.164 of the BPD) that executes this Co-Sponsor Adoption Page may adopt the Plan as a Co-Sponsor. See Article 21 of the BPD for rules relating to the adoption of the Plan by a Co-Sponsor. If there is more than one Co-Sponsor, each one should execute a separate Co-Sponsor Adoption Page. Any reference to the “Employer” in this Agreement is also a reference to the Co-Sponsor, unless otherwise noted.]

96.	Name of Co-Sponsor: Studebaker Worthington Leasing Corp.

97.	Employer Identification Number (EIN) of the Co-Sponsor: 13-2693584

By signing this page, the Co-Sponsor agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Agreement. The Plan consists of the BPD #01 and the provisions elected in this Agreement.

98.	Name and title of authorized representative(s):	Signature(s):	Date:
	DANIEL T. ROWE, VICE CHAIRMAN		3/31/06

99.		Effective date of this Co-Sponsor Adoption Page: April 1, 2006

	[ ]	a.	Check here if this is the initial adoption of a new Plan by the Co-Sponsor.

	[ ]	b.	Check here if this is an amendment or restatement of an existing plan maintained by the Co-Sponsor, which is merging into the Plan being adopted.

			(1)	Designate the plan(s) being amended by this restatement:

			(2)	Designate the original Effective Date of the Co-Sponsor’s Plan (optional): ______________

[ ] 100.

Allocation of contributions. If this #100 is checked, contributions made by the Related Employer signing this Co-Sponsor Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Related Employer making the contribution and Employees of the Related Employer will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Related Employer. [Note: The selection of this #100 may require additional testing of the Plan. See Section 21.3 of the BPD.]

[ ] 101.	Describe any special Effective Dates:_______________________________________________

© Copyright 2002 Prudential Retirement Services	NonStandardized 401(k) Adoption Agreement

EGTRRA
AMENDMENT TO THE

PRUDENTIAL RETIREMENT SERVICES
DEFINED CONTRIBUTION PLAN AND TRUST

EGTRRA - Sponsor

ARTICLE I
PREAMBLE

1.1

Adoption and effective date of amendment. This amendment of the plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001.

1.2

Adoption by prototype sponsor. Except as otherwise provided herein, pursuant to Section 5.01 of Revenue Procedure 2000-20 (or pursuant to the corresponding provision in Revenue Procedure 89-9 or Revenue Procedure 89-13), the sponsor hereby adopts this amendment on behalf of all adopting employers.

1.3	Supersession of inconsistent provisions. This amendment shall supersede the provisions of the plan to the extent those provisions are inconsistent with the provisions of this amendment.

ARTICLE II
ADOPTION AGREEMENT ELECTIONS

The questions in this Article II only need to be completed in order to override the default provisions set forth below. If all of the default provisions will apply, then these questions should be skipped and the employer does not need to execute this amendment.

Unless the employer elects otherwise in this Article II, the following defaults apply:

1)

The vesting schedule for matching contributions will be a 6 year graded schedule (if the plan currently has a graded schedule that does not satisfy EGTRRA) or a 3 year cliff schedule (if the plan currently has a cliff schedule that does not satisfy EGTRRA), and such schedule will apply to all matching contributions (even those made prior to 2002).

2)

Rollovers are automatically excluded in determining whether the $5,000 threshold has been exceeded for automatic cash-outs (if the plan is not subject to the qualified joint and survivor annuity rules and provides for automatic cash-outs). This is applied to all participants regardless of when the distributable event occurred.

	3)	The suspension period after a hardship distribution is made will be 6 months and this will only apply to hardship distributions made after 2001.

	4)	Catch-up contributions will be allowed.

	5)	For target benefit plans, the increased compensation limit of $200,000 will be applied retroactively (i.e., to years prior to 2002).

2.1	Vesting Schedule for Matching Contributions

If there are matching contributions subject to a vesting schedule that does not satisfy EGTRRA, then unless otherwise elected below, for participants who complete an hour of service in a plan year beginning after December 31, 2001, the following vesting schedule will apply to all matching contributions subject to a vesting schedule:

If the plan has a graded vesting schedule (i.e., the vesting schedule includes a vested percentage that is more than 0% and less than 100%) the following will apply:

Years of vesting service	Nonforfeitable percentage

2	20%
3	40%
4	60%
5	80%
6	100%

If the plan does not have a graded vesting schedule, then matching contributions will be nonforfeitable upon the completion of 3 years of vesting service.

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EGTRRA - Sponsor

In lieu of the above vesting schedule, the employer elects the following schedule:

a.	[ ]	3 year cliff (a participant’s accrued benefit derived from employer matching contributions shall be nonforfeitable upon the participant’s completion of three years of vesting service).

b.	[ ]	6 year graded schedule (20% after 2 years of vesting service and an additional 20% for each year thereafter).

c.	[ ]	Other (must be at least as liberal as a. or the b. above):

Years of vesting service	Nonforfeitable percentage

________	________%
________	________%
________	________%
________	________%
________	________%
________	________%

The vesting schedule set forth herein shall only apply to participants who complete an hour of service in a plan year beginning after December 31, 2001, and, unless the option below is elected, shall apply to all matching contributions subject to a vesting schedule.

d.	[ ]	The vesting schedule will only apply to matching contributions made in plan years beginning after December 31, 2001 (the prior schedule will apply to matching contributions made in prior plan years).

2.2

Exclusion of Rollovers in Application of Involuntary Cash-out Provisions (for profit sharing and 401(k) plans only). If the plan is not subject to the qualified joint and survivor annuity rules and includes involuntary cash-out provisions, then unless one of the options below is elected, effective for distributions made after December 31, 2001, rollover contributions will be excluded in determining the value of the participant’s nonforfeitable account balance for purposes of the plan’s involuntary cash-out rules.

	a.	[ ]	Rollover contributions will not be excluded.

	b.	[ ]	Rollover contributions will be excluded only with respect to distributions made after ________. (Enter a date no earlier than December 31, 2001)

	c.	[ ]	Rollover contributions will only be excluded with respect to participants who separated from service after ________. (Enter a date. The date may be earlier than December 31, 2001.)

2.3

Suspension period of hardship distributions. If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section 1.401(k).1(d)(2)(iv), then, unless the option below is elected, the suspension period following a hardship distribution shall only apply to hardship distributions made after December 31, 2001.

[ ]

With regard to hardship distributions made during 2001, a participant shall be prohibited from making elective deferrals and employee contributions under this and all other plans until the later of January 1, 2002, or 6 months after receipt of the distribution.

2.4	Catch-up contributions (for 401(k) profit sharing plans only): The plan permits catch-up contributions (Article VI) unless the option below is elected.

		[ ]	The plan does not permit catch-up contributions to be made.

2.5	For target benefit plans only: The increased compensation limit ($200,000 limit) shall apply to years prior to 2002 unless the option below is elected.

		[ ]	The increased compensation limit will not apply to years prior to 2002.

ARTICLE III
VESTING OF MATCHING CONTRIBUTIONS

3.1

Applicability. This Article shall apply to participants who complete an Hour of Service after December 31, 2001, with respect to accrued benefits derived from employer matching contributions made in plan years beginning after December 31, 2001. Unless otherwise elected by the employer in Section 2.1 above, this Article shall also apply to all such participants with respect to accrued benefits derived from employer matching contributions made in plan years beginning prior to January 1, 2002.

3.2	Vesting schedule. A participant’s accrued benefit derived from employer matching contributions shall vest as provided in Section 2.1 of this amendment.

ARTICLE IV
INVOLUNTARY CASH-OUTS

4.1

Applicability and effective dale. If the plan provides for involuntary cash-outs of amounts less than $5,000, then unless otherwise elected in Section 2.2 of this amendment, this Article shall apply for distributions made after December 31,

2

EGTRRA - Sponsor

2001, and shall apply to all participants. However, regardless of the preceding, this Article shall not apply if the plan is subject to the qualified joint and survivor annuity requirements of Sections 401(a)(11) and 417 of the Code.

4.2

Rollovers disregarded in determining value of account balance for involuntary distributions. For purposes of the Sections of the plan that provide for the involuntary distribution of vested accrued benefits of $5,000 or less, the value of a participant’s nonforfeitable account balance shall be determined without regard to that portion of the account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(l6) of the Code. If the value of the participant’s nonforfeitable account balance as so determined is $5,000 or less, then the plan shall immediately distribute the participant’s entire nonforfeitable account balance.

ARTICLE V HARDSHIP DISTRIBUTIONS

5.1

Applicability and effective date. If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section 1.401(k)-1(d)(2)(iv), then this Article shall apply for calendar years beginning after 2001.

5.2

Suspension period following hardship distribution. A participant who receives a distribution of elective deferrals after December 31, 2001, on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the employer for 6 months after receipt of the distribution. Furthermore, if elected by the employer in Section 2.3 of this amendment, a participant who receives a distribution of elective deferrals in calendar year 2001 on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans until the later of January 1, 2002, or 6 months after receipt of the distribution.

ARTICLE VI CATCH-UP CONTRIBUTIONS

Catch-up Contributions. Unless otherwise elected in Section 2.4 of this amendment, all employees who are eligible to make elective deferrals under this plan and who have attained age 50 before the close of the plan year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the plan implementing the required limitations of Sections 402(g) and 415 of the Code. The plan shall not be treated as failing to satisfy the provisions of the plan implementing the requirements of Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.

ARTICLE VII INCREASE IN COMPENSATION LIMIT

Increase in Compensation Limit. The annual compensation of each participant taken into account in determining allocations for any plan year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. Annual compensation means compensation during the plan year or such other consecutive 12-month period over which compensation is otherwise determined under the plan (the determination period). If this is a target benefit plan, then except as otherwise elected in Section 2.5 of this amendment, for purposes of determining benefit accruals in a plan year beginning after December 31, 2001, compensation for any prior determination period shall be limited to $200,000. The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

ARTICLE VIII PLAN LOANS

Plan loans for owner-employees or shareholder-employees. If the plan permits loans to be made to participants, then effective for plan loans made after December 31, 2001, plan provisions prohibiting loans to any owner-employee or shareholder-employee shall cease to apply.

ARTICLE IX LIMITATIONS ON CONTRIBUTIONS (IRC SECTION 415 LIMITS)

9.1	Effective date. This Section shall be effective for limitation years beginning after December 31, 2001.

3

EGTRRA - Sponsor

9.2

Maximum annual addition. Except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable, the annual addition that may be contributed or allocated to a participant’s account under the plan for any limitation year shall not exceed the lesser of:

a. $40,000, as adjusted for increases in the cost-of-living under Section 415(d) of the Code, or

b. 100 percent of the participant’s compensation, within the meaning of Section 415(c)(3) of the Code, for the limitation year.

The compensation limit referred to in b. shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition.

ARTICLE X MODIFICATION OF TOP-HEAVY RULES

10.1

Effective date. This Article shall apply for purposes of determining whether the plan is a top-heavy plan under Section 416(g) of the Code for plan years beginning after December 31, 2001, and whether the plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years. This Article amends the top-heavy provisions of the plan.

10.2	Determination of top-heavy status.

10.2.1

Key employee. Key employee means any employee or former employee (including any deceased employee) who at any time during the plan year that includes the determination date was an officer of the employer having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for plan years beginning after December 31, 2002), a 5-percent owner of the employer, or a 1-percent owner of the employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

10.2.2

Determination of present values and amounts. This Section 10.2.2 shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date.

a.

Distributions during year ending on the determination date. The present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the plan and any plan aggregated with the plan under Section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting “5-year period” for “1-year period.”

b.

Employees not performing services during year ending on the determination date. The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account.

10.3	Minimum benefits.

10.3.1

Matching contributions. Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the plan. The preceding sentence shall apply with respect to matching contributions under the plan or, if the plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Section 401(m) of the Code.

10.3.2

Contributions under other plans. The employer may provide, in an addendum to this amendment, that the minimum benefit requirement shall be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met). The addendum should include the name of the other plan, the minimum benefit that will be provided under such other plan, and the employees who will receive the minimum benefit under such other plan.

4

EGTRRA - Sponsor

ARTICLE XI DIRECT ROLLOVERS

11.1	Effective date. This Article shall apply to distributions made after December 31, 2001.

11.2

Modification of definition of eligible retirement plan. For purposes of the direct rollover provisions of the plan, an eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 414(p) of the Code.

11.3

Modification of definition of eligible rollover distribution to exclude hardship distributions. For purposes of the direct rollover provisions of the plan, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.

11.4

Modification of definition of eligible rollover distribution to include after-tax employee contributions. For purposes of the direct rollover provisions in the plan, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

ARTICLE XII ROLLOVERS FROM OTHER PLANS

Rollovers from other plans. The employer, operationally and on a nondiscriminatory basis, may limit the source of rollover contributions that may be accepted by this plan.

ARTICLE XIII REPEAL OF MULTIPLE USE TEST

Repeal of Multiple Use Test. The multiple use test described in Treasury Regulation Section 1.401(m)-2 and the plan shall not apply for plan years beginning after December 31, 2001.

ARTICLE XIV ELECTIVE DEFERRALS

14.1

Elective Deferrals - Contribution Limitation. No participant shall be permitted to have elective deferrals made under this plan, or any other qualified plan maintained by the employer during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year, except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable.

14.2

Maximum Salary Reduction Contributions for SIMPLE plans. If this is a SIMPLE 401(k) plan, then except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable, the maximum salary reduction contribution that can be made to this plan is the amount determined under Section 408(p)(2)(A)(ii) of the Code for the calendar year.

ARTICLE XV SAFE HARBOR PLAN PROVISIONS

Modification of Top-Heavy Rules. The top-heavy requirements of Section 416 of the Code and the plan shall not apply in any year beginning after December 31, 2001, in which the plan consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met.

ARTICLE XVI DISTRIBUTION UPON SEVERANCE OF EMPLOYMENT

16.1	Effective date. This Article shall apply for distributions and transactions made after December 31, 2001, regardless of when the severance of employment occurred.

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EGTRRA - Sponsor

16.2

New distributable event. A participant’s elective deferrals, qualified nonelective contributions, qualified matching contributions, and earnings attributable to these contributions shall be distributed on account of the participant’s severance from employment. However, such a distribution shall be subject to the other provisions of the plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.

Addendum to EGTRRA Amendment to the Prudential Retirement Services Defined Contribution Plan and Trust

The following should be added to item 2.4 of the EGTRRA Amendment to the Prudential Retirement Services Defined Contribution Plan and Trust:

Employer Matching Contributions. The plan permits Employer Matching Contributions for catch-up contributions (Article VI of EGTRRA Amendment) unless the option below is elected.

[X]	The plan does not permit Employer Matching Contributions for catch-up contributions to be made.

Except with respect to any election made to the above, this amendment is hereby adopted by the prototype sponsor on behalf of all adopting employers on January 1, 2002.

Sponsor Name: Prudential Retirement Services

By:

ASSISTANT SECRETARY

NOTE: The employer only needs to execute this amendment if an election has been made in Article II of this amendment, or if the employer adopts the above addendum to not permit Employer Matching Contributions for catch-up contributions.

This amendment has been executed this 31st day of MARCH, 2006.

Name of Employer: State Bank of Long Island

By:

EMPLOYER
DANIEL T. ROWE, VICE CHAIRMAN

Name of Plan: State Bank of Long Island 401(k) Retirement Plan and Trust

6

401(a)(9) MODEL
AMENDMENT TO THE

STATE BANK OF LONG ISLAND 40I(K) RETIREMENT PLAN AND TRUST

401(a)(9) - Sponsor

Model Amendment 2 - Defined Contribution Plans
MINIMUM DISTRIBUTION REQUIREMENTS

ARTICLE 10.7
Section 1. GENERAL RULES

1.1

Effective Date. Unless an earlier effective date is specified in the adoption agreement, the provisions of this article will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

1.2

Coordination with Minimum Distribution Requirements Previously in Effect. If the adoption agreement specifies an effective date of this article that is earlier than calendar years beginning with the 2003 calendar year, required minimum distributions for 2002 under this article will be determined as follows. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this article equals or exceeds the required minimum distributions determined under this article, then no additional distributions will be required to be made for 2002 on or after such date to the distributee. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this article is less than the amount determined under this article, then required minimum distributions for 2002 on and after such date will be determined so that the total amount of required minimum distributions for 2002 made to the distributee will be the amount determined under this article.

1.3	Precedence. The requirements of this article will take precedence over any inconsistent provisions of the Plan.

1.4

Requirements of Treasury Regulations Incorporated. All distributions required under this article will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Internal Revenue Code.

1.5

TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this article, distributions may be made under a designation made before January l, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

Section 2
TIME AND MANNER OF DISTRIBUTION

2.1	Required Beginning Date. The Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s required beginning date.

2.2

Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows:

(a) If the Participant’s surviving spouse is the Participant’s sole designated beneficiary, then, except as provided in the adoption agreement, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

(b) If the Participant’s surviving spouse is not the Participant’s sole designated beneficiary, then, except as provided in the adoption agreement, distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(c) If there is no designated beneficiary as of September 30 of the year following the year of the Participant’s death, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(d) If the Participant’s surviving spouse is the Participant’s sole designated beneficiary and the surviving spouse dies, after the Participant but before distributions to the surviving spouse begin, this Section 2.2, other than Section 2.2(a), will apply as if the surviving spouse were the Participant.

For purposes of this Section 2.2 and Section 4, unless Section 2.2(d) applies, distributions are considered to begin on the Participant’s required beginning date. If Section 2.2(d) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 2.2(a). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant’s required beginning date (or to the Participant’s surviving spouse before the date distributions are required to begin to the surviving spouse under Section 2.2(a)), the date distributions are considered to begin is the date distributions actually commence.

2.3

Forms of Distribution. Unless the Participant’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of me first distribution calendar year

1

401(a)(9) - Sponsor

distributions will be made in accordance with Section 3 and 4 of this article. If the Participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury regulations.

Section 3
REQUIRED MINIMUM DISTRIBUTIONS DURING PARTICIPANT’S LIFETIME

3.1

Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant’s lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

(a) the quotient obtained by dividing the Participant’s account balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s age as of the Participant’s birthday in the distribution calendar year; or

(b) if the Participant’s sole designated beneficiary for the distribution calendar year is the Participant’s spouse, the quotient obtained by dividing the Participant’s account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s and spouse’s attained ages as of the Participant’s and spouse’s birthdays in the distribution calendar year.

3.2

Lifetime Required Minimum Distributions Continue Through Year of Participant’s Death. Required minimum distributions will be determined under this Section 3 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant’s date of death.

Section 4
REQUIRED MINIMUM DISTRIBUTIONS AFTER PARTICIPANT’S DEATH

4.1	Death On or After Date Distributions Begin.

(a) Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant’s designated beneficiary, determined as follows:

(1) The Participant’s remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(2) If the Participant’s surviving spouse is the Participant’s sole designated beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant’s death using the surviving spouse’s age as of the spouse’s birthday in that year. For distribution calendar years after the year of the surviving spouse’s death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse’s birthday in the calendar year of the spouse’s death, reduced by one for each subsequent calendar year.

(3) If the Participant’s surviving spouse is not the Participant’s sole designated beneficiary, the designated beneficiary’s remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the Participant’s death, reduced by one for each subsequent year.

(b) No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the Participant’s death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the Participant’s remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

4.2	Death Before Date Distributions Begin.

(a) Participant Survived by Designated Beneficiary. Except as provided in the adoption agreement, if the Participant dies before the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the remaining life expectancy of the Participant’s designated beneficiary, determined as provided in Section 4.1.

(b) No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

2

401(a)(9) - Sponsor

(c) Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant’s surviving spouse is the Participant’s sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 2.2(a), this Section 4.2 will apply as if the surviving spouse were the Participant.

Section 5
DEFINITIONS

5.1

Designated beneficiary. The individual who is designated as the Beneficiary under Section 22.46 of the Plan and is the designated beneficiary under Section 401(a)(9) of the Internal Revenue Code and Section 1.401(a)(9)-l, Q&A-4, of the Treasury regulations.

5.2

Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant’s required beginning date. For distributions beginning after the Participant’s death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section 2.2. The required minimum distribution for the Participant’s first distribution calendar year will be made on or before the Participant’s required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant’s required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

5.3	Life expectancy. Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

5.4

Participant’s account balance. The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

5.5	Required beginning date. The date specified in Section 22.166 of the Plan.

ADOPTION AGREEMENT

(Check and complete section 1 below if any required minimum distributions for the 2002 distribution calendar year were made in accordance with the §401(a)(9) Final and Temporary Regulations.)

Section 1.	Effective Date of Plan Amendment for Section 401(a)(9) Final and Temporary Treasury Regulations.

N/A. Article N/A, Minimum Distribution Requirements, applies for purposes of determining required minimum distributions for distribution calendar years beginning with the 2003 calendar year, as well as required minimum distributions for the 2002 distribution calendar year that are made on or after   N/A .

(Check and complete any of the remaining sections if you wish to modify the rules in sections 2.2 and 4.2 of Article 10.7 of the plan.)

Section 2.	Election to Apply 5-Year Rule to Distributions to Designated Beneficiaries.

N/A. If the Participant dies before distributions begin and there is a designated beneficiary, distribution to the designated beneficiary is not required to begin by the date specified in section 2.2 of Article N/A of the Plan, but the Participant’s entire interest will be distributed to the designated beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. If the Participant’s surviving spouse is the Participant’s sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to either the Participant or the surviving spouse begin, this election will apply as if the surviving spouse were the Participant.

This election will apply to:

[N/A] All distributions.

[N/A] The following distributions: N/A .

3

401(a)(9) - Sponsor

Section 3.	Election to Allow Participants or Beneficiaries to Elect 5-Year Rule.

X       Participants or beneficiaries may elect on an individual basis whether the 5-year rule or the life expectancy rule in sections 2.2 and 4.2 of Article 10.7 of the plan applies to distributions after the death of a participant who has a designated beneficiary. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under section 2.2 of Article 10.7 of the plan, or by September 30 of the calendar year which contains the fifth anniversary of the participant’s (or, if applicable, surviving spouse’s) death. If neither the participant nor beneficiary makes an election under this paragraph, distributions will be made in accordance with sections 2.2 and 4.2 of Article 10.7 of the plan and, if applicable, the elections in section 2 above.

Section 4.	Election to Allow Designated Beneficiary Receiving Distributions Under 5-Year Rule to Elect Life Expectancy Distributions.

X       A designated beneficiary who is receiving payments under the 5-year rule may make a new election to receive payments under the life expectancy rule until December 31, 2003, provided that all amounts that would have been required to be distributed under the life expectancy rule for all distribution calendar years before 2004 are distributed by the earlier of December 31, 2003 or the end of the 5-year period.

Except with respect to any amendments made by the Employer to this adoption agreement, this amendment is hereby adopted by the prototype sponsoring organization on behalf of all adopting employers on

[Sponsor’s signature and Adoption Date are on file with Sponsor]

4

MODEL PLAN AMENDMENT 3—DEFINED CONTRIBUTION PLANS
CAFETERIA PLAN (SECTION 125) MODEL AMENDMENT

Article 22.197(d). TOTAL COMPENSATION

The following is a model amendment that a sponsor of a qualified plan may choose to adopt if the sponsor maintains a health program in conjunction with a § 125 arrangement but permits an employee to elect cash in lieu of group health coverage only if the employee is able to certify that he or she has other health coverage. The use of this amendment will generally also apply to the definition of compensation for purposes of Code § 414(s) unless the plan otherwise specifically excludes-all amounts described in §414(s)(2).

A pre-approved plan (that is, a master or prototype or volume submitter plan) may be amended by the document’s sponsor to use the alternative definition of compensation to the extent authorized. Alternatively, adopting employers may adopt a plan amendment as an addendum to the plan or adoption agreement. The inclusion of the model plan amendment below in an addendum to a plan adopted to comply with EGTRRA will not cause a pre-approved plan to be treated as an individually designed plan. A plan sponsor that adopts the mode! amendment verbatim (or with only minor changes) will have reliance that the form of its plan satisfies the requirements of this revenue ruling, and the adoption of such an amendment will not adversely affect the plan sponsor’s or the adopting employer’s reliance on a favorable determination, opinion or advisory letter.

1.	Effective date. This section 22.197(d) shall apply to plan years and limitation years beginning on and after January 1, 2002.

2.

For purposes of the definition of compensation under sections 22.102 and 22.197 amounts under § 125 include any amounts not available to a participant in cash in lieu of group health coverage because the participant is unable to certify that he or she has other health coverage. An amount will be treated as an amount under § 125 only if the Employer does not request or collect information regarding the participant’s other health coverage as part of the enrollment process for the health plan.

Except with respect to any amendments made by the Employer to this adoption agreement, this amendment is hereby adopted by the prototype sponsoring organization on behalf of all adopting employers on

[Sponsor’s signature and Adoption Date are on file with Sponsor]

1

AUTOMATIC ROLLOVER
IRA PROVIDER FORM

Please complete, sign and return this form in the envelope provided, only if your plan will apply Option 1-Default Provision.

Plan name (the “Plan”): State Bank of Long Island 401(k) Retirement Plan and Trust

Plan number: 006187

Our Plan will apply the Default Provision as described in the enclosed MANDATORY DISTRIBUTION AMENDMENT (This is Option 1 that is referenced in the letter and Amendment Instructions)

Under the default automatic rollover provisions, distributions greater than $1,000 and less than $5,000 will be made to an Individual Retirement Account (IRA) without participant consent, if a participant does not make a different distribution election after receiving the required notification.

(Check one of the boxes below to indicate your selection of an IRA provider).

☐	Prudential Bank & Trust, FSB (Please complete, sign and return Prudential’s Auto Rollover Agreement in the envelope provided.)

☒

We have signed an agreement with a financial institution, other than Prudential, for our plan’s automatic rollover IRAs and understand that Prudential will send all automatic rollover checks directly to us. Further, it will be our responsibility to set up each participant’s Automatic Rollover IRA with the financial institution indicated below:

Name and address of the financial institution: (complete only if the financial institution is not Prudential Bank & Trust, FSB):

State Bank of Long Island

699 Hillside Avenue

New Hyde Park, NY 11040

Name:	DANIEL T. ROWE	Date:	MARCH 31, 2006

Signature:	Title:	VICE CHAIRMAN

MANDATORY DISTRIBUTION AMENDMENT
(Code Section 401(a)(31)(B))

ARTICLE I
APPLICATION OF AMENDMENT

1.1	Effective Date. Unless a later effective date is specified in Article III of this Amendment, the provisions of this Amendment will apply with respect to distributions made on or after March 28, 2005.

1.2	Precedence. This Amendment supersedes any inconsistent provision of the Plan.

1.3

Adoption by prototype sponsor. Except as otherwise provided herein, pursuant to authority granted by Section 5.01 of Revenue Procedure 2000-20, the sponsoring organization of the prototype hereby adopts this amendment on behalf of all adopting employers.

ARTICLE II
DEFAULT PROVISION: AUTOMATIC ROLLOVER
OF AMOUNTS OVER $1,000

Unless the Employer otherwise elects in Article III of this Amendment, the provisions of the Plan concerning mandatory distributions of amounts not exceeding $5,000 are amended as follows:

In the event of a mandatory distribution greater than $1,000 that is made in accordance with the provisions of the Plan providing for an automatic distribution to a Participant without the Participant’s consent, if the Participant does not elect to have such distribution paid directly to an “eligible retirement plan” specified by the Participant in a direct rollover (in accordance with the direct rollover provisions of the Plan) or to receive the distribution directly, then the Administrator shall pay the distribution in a direct rollover to an individual retirement plan designated by the Administrator.

ARTICLE III
EMPLOYER’S ALTERNATIVE ELECTIONS

3.1	( )	Effective Date of Plan Amendment

This Amendment applies with respect to distributions made on or after ____________(may be a date later than March 28, 2005, only if the terms of the Plan already comply with Code Section 401(a)(31)(B)).

3.2	( )	Election to reduce or eliminate mandatory distribution provisions of Plan

In lieu of the default provision in Article II of this Amendment, the provisions of the Plan that provide for the involuntary distribution of vested accrued benefits of $5,000 or less, are modified as follows (choose a or b below):

1

a.	( )	No mandatory distributions. Participant consent to the distribution now shall be required before the Plan may make the distribution.

b.	( )

Reduction of $5,000 threshold to $1,000. The $5,000 threshold in such provisions is reduced to $1,000 and the value of the Participant’s interest in the Plan for such purpose shall include any rollover contributions (and earnings thereon) within the meaning of Code Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16).

PROTOTYPE SPONSOR

Except with respect to any election made by the employer in Article III, this Amendment is hereby adopted by the prototype sponsoring organization on behalf of all adopting employers on March 16, 2005.

Sponsor Name: Prudential Retirement Services

By:	Kathryn A. Maloney
Second Vice-President
Prudential Retirement

EMPLOYER

NOTE: The employer only needs to execute this Amendment if the employer has made an election in Article III herein.

This amendment is executed as follows:

Name of Plan: State Bank of Long Island 401(k) Retirement Plan and Trust

Plan Number: 006187

Name of Employer: State Bank of Long Island

By:		Date:

SIGNATURE AND TITLE

2

Written Administrative Policy
On Acceptance of Rollovers

Plan Name: State Bank of Long Island 401(k) Retirement Plan and Trust

The Basic Plan Document (BPD) under Section 3.2 indicates that uniform and nondiscriminatory rules may be established by the Plan Administrator regarding the acceptance of Rollover Contributions. The following serves as the Plan’s administrative policy with regard to the acceptance of rollovers into the Plan and in accordance with Article XII of the Plan’s EGTRRA Amendment, as applicable:

▪	Any Rollover Contribution an Employee makes to this Plan will be held in the Employee’s Rollover Contribution Account, which is always 100% vested.

▪	A Participant may withdraw amounts from his/her Rollover Contribution Account at any time, in accordance with the distribution rules under Section 8.5(a) of the Basic Plan Document.

▪

A “qualified retirement plan” is any tax qualified retirement plan under Code §401(a) or any other plan from which distributions are eligible to be rolled over into this Plan pursuant to the Code, regulations, or other IRS guidance. To qualify as a Rollover Contribution under this Section, the Rollover Contribution must be transferred directly from the qualified retirement plan or IRA in a Direct Rollover or must be transferred to the Plan by the Employee within sixty (60) days following receipt of the amounts from the qualified plan or IRA.

▪	An Employee may make a Rollover Contribution to the Plan even if the Employee is not an Eligible Participant with respect to any or all other contributions under the Plan.

▪

An Employee who makes a Rollover Contribution to this Plan prior to becoming an Eligible Participant shall be treated as a Participant only with respect to such Rollover Contribution Account, but shall not be treated as an Eligible Participant until he/she otherwise satisfies the eligibility conditions under the Plan.

▪	The Plan will accept the following type of Rollovers:

➢	Section 401(a) (excluding after tax):

	•	Profit Sharing/Thrift Savings – 401(a)

	•	Employee Stock Ownership – 401(a)

	•	401(k)

	•	Simple 401(k)

	•	Money Purchase – 401(a)

	•	Target Benefit – 401(a)

	•	Defined Benefit Plans:

— Pension

— Cash Balance Plans

➢	403(a)- Qualified Annuity Plan

➢	Section 403(b) excluding after tax – Custodial Account or Annuity Purchased by a Section 501(c)(3) organization or public school.

➢	Section 408(a) Individual Retirement Account

➢	Section 408(b) Individual Retirement Annuity

➢	Section 457(b) Plans maintained by governmental employers

▪

The Plan Administrator may refuse to accept a Rollover Contribution if the Plan Administrator reasonably believes the Rollover Contribution (a) is not being made from a proper plan or IRA; (b) is not being made within sixty (60) days from receipt of the amounts from a qualified retirement plan or IRA; (c) could jeopardize the tax-exempt status of the Plan; or (d) could create adverse tax consequences for the Plan or the Employer. Prior to accepting a Rollover Contribution, the Plan Administrator may require the Employee to provide satisfactory evidence establishing that the Rollover Contribution meets the requirements of this Section.

▪

The Plan Administrator may apply different conditions for accepting Rollover Contributions from qualified retirement plans and IRAs and will advise Prudential Retirement of any such conditions in writing as appropriate. Any conditions on Rollover Contributions must be applied uniformly to all Employees under the Plan.

By adopting this policy, we direct Prudential Retirement to make any adjustments that may be needed to its record-keeping system.

Plan Administrator	Date 3/28/06

[Practitioner Tip: lf #11 b is checked, it is recommended that the Limitation Year for purposes of applying the Annual Additions Limitation under Code §415 correspond to the period used to determine Included Compensation. This modification to the Limitation Year may be made in Part 13, #69 a of this Agreement ]

Part 4A - Section 401(k) Deferrals

(See Section 2 3(a) of the BPD)

[X]	Check this selection and complete the applicable sections of this Part 4A to allow for Section 401(k) Deferrals under the Plan

[X] 12

Section 401(k) Deferral limit. 35% of Included Compensation. [If this #12 is not checked, the Code §402(g) deferral limit described in Section 17 1 of the BPD and the Annual Additions Limitation under Article 7 of the BPD still apply ]

	[X]	a	Applicable period. The limitation selected under #12 applies with respect to Included Compensation earned during:

			[ ]	(1)	the Plan Year

			[X]	(2)	the portion of the Plan Year in which the Employee is an Eligible Participant

			[ ]	(3)	each separate payroll period during which the Employee is an Eligible Participant

			[Note: If Part 3, #11 b is checked, any period selected under this a will be determined as if the Plan Year were the period designated under Part 3, # 11 b See Section 2 2(c)(3) of the BPD ]

	[ ]	b	Limit applicable only to Highly Compensated Employees [If this b is not checked, any limitation selected under #12 applies to all Eligible Participants ]

			[ ]	(1)	The limitation selected under # 12 applies only to Highly Compensated Employees

			[ ]	(2)

The limitation selected under # 12 applies only to Nonhighly Compensated Employees Highly Compensated Employees may defer up to 16% of Included Compensation (as determined under a above) [The percentage inserted in this (2) for Highly Compensated Employees must be lower than the percentage inserted in #12 for Nonhighly Compensated Employees]

[X] 13	Minimum deferral rate: [If this # 13 is not checked, no minimum deferral rate applies to Section 401(k) Deferrals under the Plan]

	[X]	a	1% of Included Compensation for a payroll period

	[ ]	b	$___for a payroll period

[ ] 14

Automatic deferral election. (See Section 2 3(a)(2) of the BPD ) An Eligible Participant will automatically defer___% of Included Compensation for each payroll period, unless the Eligible Participant makes a contrary Salary Reduction Agreement election on or after___. This automatic deferral election will apply to:

	[ ]	a	all Eligible Participants

	[ ]	b	only those Employees who become Eligible Participants on or after the following date

[ ] 15	Effective Date. If this Plan is being adopted as a new 401(k) plan or to add a 401(k) feature to an existing plan, Eligible Participants may begin making Section 401(k) Deferrals as of: ___

© Copyright 2002 Prudential Retirement Services	NonStandardized 401(k) Adoption Agreement

5

Signature Page

By signing this page, the Employer agrees to adopt (or amend) the Plan which consists of BPD #01 and the provisions elected in this Agreement The Employer agrees that the Prototype Sponsor has no responsibility or liability regarding the suitability of the Plan for the Employer’s needs or the options elected under this Agreement It is recommended that the Employer consult with legal counsel before executing this Agreement

77	Name and title of authorized representative(s):	Signature(s):	Date:

	Daniel T. Rowe		1/2/07

78	Effective Date of this Agreement:

	[ ]	a	New Plan Check this selection if this is a new Plan. Effective Date of the Plan is: _____________

	[ ]	b	Restated Plan. Check this selection if this is a restatement of an existing plan Effective Date of the restatement is ____________

			(1)	Designate the plan(s) being amended by this restatement: ____________________________

			(2)	Designate the original Effective Date of this Plan (optional): _________________________

	[X]	c

Amendment by page substitution. Check this selection if this is an amendment by substitution of certain pages of this Adoption Agreement, [If this c is checked, complete the remainder of this Signature Page in the same manner as the Signature Page being replaced].

			(1)	Identify the page(s) being replaced: Page 5, item 12 and Page 6 of EGTRRA Amendment

			(2)	Effective Date(s) of such changes: January 1, 2007 of the State Bank of Long Island 401(k) Retirement Plan and Trust

	[ ]	d

Substitution of sponsor. Check this selection if a successor to the original plan sponsor is continuing this Plan as a successor sponsor, and substitute page 1 to identify the successor as the Employer

			(1)	Effective Date of the amendment is: ______________________________________________

[ ] 79	Check this #79 if any special Effective Dates apply under Appendix A of this Agreement and complete the relevant sections of Appendix A

80

Prototype Sponsor information. The Prototype Sponsor will inform the Employer of any amendments made to the Plan and will notify the Employer if it discontinues or abandons the Plan The Employer may direct inquiries regarding the Plan or the effect of the Favorable IRS Letter to the Prototype Sponsor or its authorized representative at the following location:

	a	Name of Prototype Sponsor (or authorized representative):

Prudential Retirement Services

Signed for by:

Title:	ASSISTANT SECRETARY

Date:	6/4/07

b	Address of Prototype Sponsor (or authorized representative):

751 Broad Street, Newark, NJ 07102-3777

c	Telephone number of Prototype Sponsor (or authorized representative):

1-800-848-4015

Important information about this Prototype Plan. A failure to properly complete the elections in this Agreement or to operate the Plan in accordance with applicable law may result in disqualification of the Plan The Employer may rely on the Favorable IRS Letter issued by the National Office of the Internal Revenue Service to the Prototype Sponsor as evidence that the Plan is qualified under §401 of the Code, to the extent provided in Announcement 2001-77 The Employer may not rely on the Favorable IRS Letter in certain circumstances or with respect to certain qualification requirements, which are specified in the Favorable IRS Letter issued with respect to the Plan and in Announcement 2001-77 In order to obtain reliance in such circumstances or with respect to such qualification requirements, the Employer must apply to the office of Employee Plans Determinations of the Internal Revenue Service for a determination letter See Section 22 87 of the BPD

© Copyright 2002 Prudential Retirement Services	NonStandardized 401(k) Adoption Agreement

25

Part 1 - Eligibility Conditions

(See Article 1 of the BPD)

4.

Excluded Employees. [Check a. or any combination of b. -f. for those contributions the Employer elects to make under Part 4 of this Agreement. See Section 1.2 of the BPD for rules regarding the determination of Excluded Employees for Employee After-Tax Contributions, QNECs, QMACs and Safe Harbor Contributions.]

		(1) §401(k) Deferrals	(2) Employer Match	(3) Employer Nonelective

	a.	[ ]	[ ]	[ ]	No excluded categories of Employees.

	b.	[X]	[X]	[X]	Union Employees (see Section 22.202 of the BPD).

	c.	[ ]	[ ]	[ ]	Nonresident Alien Employees (see Section 22. 124 of the BPD).

	d.	[ ]	[ ]	[ ]	Leased Employees (see Section 1.2(b) of the BPD).

	e.	[ ]	[ ]	[ ]	Highly Compensated Employees (see Section 22.99 of the BPD).

	f.	[ ]	[ ]	[ ]	(Describe Excluded Employees): _________________________

5.

Minimum age and service conditions for becoming an Eligible Participant. [Check a. or check b. and/or any one of c. - e. for those contributions the Employer elects to make under Part 4 of this Agreement. Selection f. may be checked instead of or in addition to any selections under b. - e. See Section 1.4 of the BPD for the application of the minimum age and service conditions for purposes of Employee After - Tax Contributions, QNECs, QMACs and Safe Harbor Contributions. See Part 7 of this Agreement for special service crediting rules.]

		(1) §401(k) Deferrals	(2) Employer Match	(3) Employer Nonelective

	a.	[ ]	[ ]	[ ]	None (conditions are met on Employment Commencement Date).

	b.	[X]	[X]	[X]	Age 21 (cannot exceed age 21).

	c.	[ ]	[ ]	[ ]	One Year of Service.

	d.	[ ]	[ ]	[ ]

___ consecutive months (not more than 12) during which the Employee completes at least ___ Hours of Service (cannot exceed 1,000). If an Employee does not satisfy this requirement in the first designated period of months following his/her Employment Commencement Dale, such Employee will be deemed to satisfy this condition upon completing a Year of Service (as defined in Section 1.4(b) of the BPD).

	e.	N/A	[ ]	[ ]	Two Years of Service. [Full and immediate vesting must be selected under Pan 6 of this Agreement.]

	f.	[X]	[X]	[X]

(Describe eligibility conditions): 3 consecutive months of service. However, any employee classified as a “temporary employee” is required to complete 1,000 Hours of Service during a 12 consecutive months period beginning on the employee’s date of hire. Subsequent 12 month periods are based on the Plan Year.

[Note: Any conditions provided under f. must be described in a manner that precludes Employer discretion and must satisfy the nondiscrimination requirements of §1.401(a)(4) of the regulations, and may not cause the Plan to violate the provisions of Code §410(a).]

© Copyright 2002 Prudential Retirement Services	NonStandardized 401(k) Adoption Agreement

2

[ ] 6.

Dual eligibility. Any Employee (other than an Excluded Employee) who is employed on the date designated under a. or b. below, as applicable, is deemed to be an Eligible Participant as of the later of the date identified under this #6 or the Effective Date of this Plan, without regard to any Entry Date selected under Part 2. See Section 1.4(d)(2) of the BPD. [Note: If this #6 is checked, also check a, or b. If this #6 is not checked, the provisions of Section I.4(d)(I) of the BPD apply.]

[ ] a. The Effective Date of this Plan.

[ ] b. (Identify date) ________________________________________________________________________

[Note: Any date specified under b. may not cause the Plan to violate the provisions of Code §410(a). See Section 1.4 of the BPD.]

Part 2 - Commencement of Participation

(See Section 1.5 of the BPD)

7.

Entry Date upon which participation begins after completing minimum age and service conditions under Part 1, #5 above. [Check one of a. - e. for those contributions the Employer elects to make under Part 4 of this Agreement. See Section 1.5 of the BPD for determining the Entry Date applicable to Employee After-Tax Contributions, QNECs, QMACs and Safe Harbor Contributions.]

		(1) §401(k) Deferrals	(2) Employer Match	(3) Employer Nonelective

	a.	[ ]	[ ]	[ ]	The next following Entry Date (as defined in #8 below).

	b.	[X]	[X]	[X]	The Entry Date (as defined in #8 below) coinciding with or next following the completion of the age and service conditions.

	c.	N/A	[N/A]	[N/A]	The nearest Entry Dale (as defined in #8 below).

	d.	N/A	[N/A]	[N/A]	The preceding Entry Date (as defined in #8 below).

	e.	[ ]	[ ]	[ ]	The date the age and service conditions are satisfied. [Also check #8.e. below for the same type of contribution(s) checked here.]

8.

Definition of Entry Date. [Check one of a. - e. for those contributions the Employer elects to make under Part 4 of this Agreement. Selection f. may be checked instead of or in addition to a. - e. See Section 1.5 of the BPD for determining the Entry Date applicable to Employee After-Tax Contributions, QNECs, QMACs and Safe Harbor Contributions.]

	(1) §401(k) Deferrals	(2) Employer Match	(3) Employer Nonelective

a.	[ ]	[ ]	[ ]	The first day of the Plan Year and the first day of 7th month of the Plan Year.

b.	[ ]	[ ]	[ ]	The first day of each quarter of the Plan Year.

c.	[X]	[X]	[X]	The first day of each month of the Plan Year.

d.	[ ]	[ ]	[ ]	The first day of the Plan Year. [If #7.a. or #7.b. above is checked for the same type of contribution as checked here, see the restrictions in Section 1.5(b) of the BPD.]

e.	[ ]	[ ]	[ ]	The date the conditions in Part 1, #5. above are satisfied. [This e. should be checked for a particular type of contribution only if#7.e. above is also checked for that type of contribution.]

f.	[ ]	[ ]	[ ]	(Describe Entry Date) ____________________________________________

[Note: Any Entry Date designated in f. must comply with the requirements of Code §410(a)(4) and must satisfy the nondiscrimination requirements under §1.401(a)(4) of the regulations. See Section 1.5(a) of the BPD.]

© Copyright 2002 Prudential Retirement Services	NonStandardized 40l(k) Adoption Agreement

3

Signature Page

By signing this page, the Employer agrees to adopt (or amend) the Plan which consists of BPD #01 and the provisions elected in this Agreement. The Employer agrees that the Prototype Sponsor has no responsibility or liability regarding the suitability of the Plan for the Employer’s needs or the options elected under this Agreement. It is recommended that the Employer consult with legal counsel before executing this Agreement.

77.	Name and title of authorized representative(s):	Signature(s):	Date:

12/21/07

MARY E. DURKIN

78.	Effective Date of this Agreement:

	[ ]	a.	New Plan. Check this selection if this is a new Plan. Effective Date of the Plan is: _____________

	[ ]	b.	Restated Plan. Check this selection if this is a restatement of an existing plan. Effective Date of the restatement is: _____________________

			(1)	Designate the plan(s) being amended by this restatement: ___________________________

			(2)	Designate the original Effective Date of this Plan (optional): ________________________

	[X]	c.

Amendment by page substitution. Check this selection if this is an amendment by substitution of certain pages of this Adoption Agreement. [If this c. is checked, complete the remainder of this Signature Page in the same manner as the Signature Page being replaced].

			(1)	Identify the page(s) being replaced: Page 2, item 5, and page 3, item 8

			(2)	Effective Date(s) of such changes: July 1, 2007 of the State Bank of Long Island 401(k) Retirement Plan and Trust

	[ ]	d.

Substitution of sponsor. Check this selection if a successor to the original plan sponsor is continuing this Plan as a successor sponsor, and substitute page 1 to identify the successor as the Employer.

			(1)	Effective Date of the amendment is: ______________________________________________

[ ] 79.	Check this #79 if any special Effective Dates apply under Appendix A of this Agreement and complete the relevant sections of Appendix A.

80.

Prototype Sponsor information. The Prototype Sponsor will inform the Employer of any amendments made to the Plan and will notify the Employer if it discontinues or abandons the Plan. The Employer may direct inquiries regarding the Plan or the effect of the Favorable IRS Letter to the Prototype Sponsor or its authorized representative at the following location:

	a.	Name of Prototype Sponsor (or authorized representative):

Prudential Retirement Services

Signed for by:

Title:	Senior Vice President, PICA

Date:	December 28, 2007

b.	Address of Prototype Sponsor (or authorized representative):

751 Broad Street, Newark, NJ 07102-3777

c.	Telephone number of Prototype Sponsor (or authorized representative):

1-800-848-4015

Important information about this Prototype Plan. A failure to properly complete the elections in this Agreement or to operate the Plan in accordance with applicable law may result in disqualification of the Plan. The Employer may rely on the Favorable IRS Letter issued by the National Office of the Internal Revenue Service to the Prototype Sponsor as evidence that the Plan is qualified under §401 of the Code, to the extent provided in Announcement 2001-77. The Employer may not rely on the Favorable IRS Letter in certain circumstances or with respect to certain qualification requirements, which are specified in the Favorable IRS Letter issued with respect to the Plan and in Announcement 2001-77. In order to obtain reliance in such circumstances or with respect to such qualification requirements, the Employer must apply to the office of Employee Plans Determinations of the Internal Revenue Service for a determination letter. See Section 22.87 of the BPD.

© Copyright 2002 Prudential Retirement Services	NonStandardized 401(k) Adoption Agreement

25

Pension Protection Act

ADMINISTRATIVE DIRECTIVE FOR
OFFERING OF QUALIFIED DEFAULT INVESTMENT ALTERNATIVE (PPA SEC. 624)

Name of Plan:_State Bank of Long Island 401(k) Plan (the “Plan”)

Plan ID #: 006187

The Directive to Prudential is adopted to reflect the plan sponsor’s intention to comply with the qualified default investment alternative (QDIA) provision of the Pension Protection Act of 2006 (PPA) Section 624. Please note that if the plan is changing the current default investment fund/age-appropriate asset allocation it is important to speak with your Prudential representative for specific timing and/or pricing information.

SECTION 1
Intent to Comply

Please select one of the choices below:

☒	The plan above intends to comply with the optional fiduciary liability safe harbor for QDIAs by establishing a QDIA effective 1/1/2008 (please continue to Section 2)

☐

The plan above does not intend to comply with the optional fiduciary liability safe harbor for QDIAs by establishing a QDIA. (you may skip the remaining portions of this directive and send a signed copy to your Prudential Representative.)

Please complete Section 2 if your current default investment is a Stable Value fund (i.e., an investment providing for guaranteed return of principal at a specified rate of interest). Otherwise, please skip this section and proceed to Section 3.

SECTION 2
Plans with Stable Value as the current default investment

☐

Future default investments will continue to be made to Stable Value. I understand that this is not a QDIA under final regulations issued by the U.S. Department of Labor (“DOL”) on October 24, 2007) and may affect compliance with the safe harbor but I have determined that it is a prudent default investment alternative.

☐	The plan’s current default investment is a stable value fund. The new default investment/asset allocation option will be:

NOTE: If you select a GoalMaker model portfolio, please designate the risk tolerance (conservative, moderate or aggressive) that will be uniformly applicable to all default investments. If you designate no risk tolerance, you will be deemed to have designated a moderate risk tolerance.

This default investment/asset allocation option selected above will apply to:

Pension Protection Act

☐	investments under the automatic enrollment feature of this plan and investments under the plan default (sometimes called “pseudo enrollments”).

☐

only investments under the automatic enrollment feature of this plan, if applicable. If you choose this option, then the current plan default (sometimes called “pseudo enrollments”) will continue unchanged.

☐

only investments under the plan default (sometimes called “pseudo enrollments”) If you choose this option, then the current default for the automatic enrollment feature of this plan, if applicable, will continue unchanged.

This election will apply only to future contributions beginning on or after the effective date below. I understand that grandfather provisions in DOL’s final regulations may offer safe harbor relief for amounts invested in the Stable Value Fund prior to December 24, 2007. (Please note the additional notice requirement for this option as discussed in the November 2007 Pension Analyst titled “DOL Issues Long-Awaited Final Rules on Default Investments.”)

NOTE: If you selected GoalMaker above, you will be offering it as an investment management service managed by the plan sponsor as a “named fiduciary” of the plan (under Sec. 402(a)(2) of ERISA). As a plan fiduciary, you will be responsible for choosing the fund for each asset class used in the GoalMaker program and determining that the asset allocation in each model is prudent. Additional information on GoalMaker and QDIAs may be found at www.prudential.com/qdia or by contacting your Prudential representative. Prudential suggests that you discuss this and other QDIA matters with your legal counsel.

SECTION 3
Plans with a current default investment other than a Stable Value fund

Please select one of the following:

☒

Do not change the current default investment fund, Oakmark Equity Income II. (Please note the notice requirements for this option as discussed in the November 2007 Pension Analyst titled “DOL Issues Long-Awaited Final Rules on Default Investments.”)

☐	Please change the default investment fund/age-appropriate asset allocation option to the following:

NOTE: If you select a GoalMaker model portfolio, please designate the risk tolerance (conservative, moderate or aggressive) that will be uniformly applicable to all default investments. If you designate no risk tolerance, you will be deemed to have designated a moderate risk tolerance.

(Please note the notice requirement for this option as discussed in the November 2007 Pension Analyst titled “DOL Issues Long-Awaited Final Rules on Default Investments.”)

Pension Protection Act

This default investment/asset allocation option selected above will apply to:

☐	both future contributions in which there are no participant investment directions and amounts previously invested in the prior defaulted fund

☒	only to future contributions in which there are no participant investment directions, beginning 1/1/08.

This default investment/ asset allocation option shall apply to:

☒ investments under the automatic enrollment feature of this plan and investments under the plan default (sometimes called “pseudo enrollments”).

☐

only investments under the automatic enrollment feature of this plan, if applicable. If you choose this option, then the current plan default (sometimes called “pseudo enrollments”) will continue unchanged.

☐

only investments under the plan default (sometimes called “pseudo enrollments”) If you choose this option, then the current default for the automatic enrollment feature of this plan, if applicable, will continue unchanged.

NOTE: If you selected GoalMaker above, you will be offering it as an investment management service managed by the plan sponsor as a “named fiduciary” of the plan (under Sec. 402(a)(2) of ERISA). As a plan fiduciary, you will be responsible for choosing the fund for each asset class used in the GoalMaker program and determining that the asset allocation in each model is prudent. Additional information on GoalMaker and QDIAs may be found at www.prudential.com/qdia or by contacting your Prudential representative. Prudential suggests that you discuss this and other QDIA matters with your legal counsel.

Prudential will rely on the Directive to update records that it maintains on behalf of the Plan and plan sponsor and to process any transactions (e.g., contributions) in accordance with such records. In addition, Prudential suggests that plan sponsors discuss default investment arrangements with legal counsel to the extent they deem appropriate.

By signing below, the plan sponsor acknowledges that it is responsible for prudently selecting and monitoring any default investment option. The sponsor also acknowledges that it is responsible for sending participant notices required by the QDIA regulations.

EXECUTED AT State Bank of Long Island; effective 11/20/07 for 1/1/08 implementation.

By:

Title:	Director of H/R

Pension Protection Act

ADMINISTRATIVE DIRECTIVE FOR OPERATIONAL COMPLIANCE
WITH THE PENSION PROTECTION ACT OF 2006, SECTION 902

Name of Plan:	State Bank of Long Island 401(k) Plan (the “Plan”)

Plan Number:	006187

The Directive to Prudential is adopted to reflect the plan sponsor’s intention to add the following provisions as selected below.

If you would like to take advantage of any of the special options provided under an Eligible Automatic Contribution Arrangement (EACA), please complete Section I. If you would like to adopt the Qualified Automatic Contribution Arrangement (QACA) safe harbor design, please complete Section II.

Note: If you want to adopt any optional features available under EACA or QACA that are not represented on the Directive, please notify your Prudential representative.

Section I: Eligible Automatic Contribution Arrangement (EACA)

Applicable to 401(k), ERISA Section 403(b), or Governmental Section 457(b) Plans that:

•	Provide for deferral contributions to be made automatically at a specified percentage of compensation, unless a participant specifically elects not to participate or elects a different deferral rate;

•	(For plans that are subject to ERISA) Invest automatic deferrals in accordance with default investment regulations issued by the DOL; and

•	Provide advance notice of the automatic contribution arrangement to all affected participants.

Note: For plans that are subject to ADP/ACP testing, this arrangement provides for a later deadline (6-month deadline versus the traditional 2½-month deadline) for making corrective distributions of excess contributions from failed ADP tests and excess aggregate contributions from failed ACP tests. The plan sponsor will not need to pay the 10% excess tax on these excesses if the plan makes the corrective distributions by the last day of the sixth month following the end of the plan year. In addition, the excess amounts and related earnings paid out within the six-month period will be taxable in the year distributed.

Pension Protection Act

PPA Section 902 provides that an automatic contribution arrangement that allows investment of automatic deferrals in accordance with the default investment regulations issued by the DOL can be an EACA if certain conditions are met. This includes advance notice of the automatic contribution arrangement to all affected participants. In addition, an annual notice requirement must be met. Plans may adopt this provision for plan years beginning after December 31, 2007.

☒	This plan elects to implement an EACA design. I understand that, if the plan decides to discontinue this feature, I must notify Prudential of this change. Please complete Parts A – D.

Part A: Automatic Enrollment

Please complete either section 1 or 2 below, as appropriate for your plan:

1. For plans that currently provide automatic enrollment:

☐ Maintain the existing automatic enrollment provisions.

☐ Modify the automatic enrollment percent to _________%

The EACA rules require that automatic enrollment be applied to all eligible non-participants. If you included all eligible non-participants when you first implemented automatic enrollment, you may now exclude from automatic enrollment any employees who made an affirmative election to decline participation. Please check one of the two boxes below to direct Prudential how to apply automatic enrollment.

☐

Our initial automatic enrollment campaign included all eligible employees. Therefore, we will not solicit them again for automatic enrollment. As a result, automatic enrollment should be applied only to newly eligible employees.

☐ Our initial automatic enrollment campaign did not include all eligible employees. Apply the automatic enrollment provision above to all eligible non-participants.

2. For plans that do not currently provide automatic enrollment:

☒ Implement automatic enrollment with a contribution rate of 3%

This provision will apply to all eligible employees who do not make an affirmative election to participate, or election to decline participation.

Pension Protection Act

3. Optional automatic contribution escalation:

Check one of the following three boxes to indicate if you would like to implement an automatic deferral escalation feature.

☐	The plan does not have an automatic contribution escalation program in place today and does not want to implement one at this time. (Skip the rest of this section.)

☐	The plan has an automatic contribution escalation program in place today, and wants to maintain the existing program with no changes. (Skip the rest of this section.)

☒

Implement an automatic deferral escalation program by increasing participants’ elective deferral contribution rate annually in increments of 1%, with a maximum elective deferral contribution rate of 10%.

If you chose to implement an automatic deferral escalation feature above, choose an option below to indicate which participants to include:

	☐	Implement this option for all participants.

	☒	Implement this option only for automatically enrolled participants who have not made an affirmative election with respect to their account.

If you chose to implement an automatic deferral escalation feature above, choose an option below to indicate how/when to apply the contribution escalation:

	☐	Each anniversary of the participant’s date of hire.

	☐	Each anniversary of the participant’s plan entry date.

	☐	Each anniversary of the plan year. If you elect this option, also choose one of the two options below.

☐ Apply the annual automatic deferral escalation starting with the first plan anniversary after the participant is automatically enrolled.

☐

Apply the annual automatic deferral escalation starting with the second plan anniversary after the participant is automatically enrolled. (Please consult with your Prudential Client Consultant if you are considering selecting this option.)

	☒	The first of January. If you elect this option, also choose one of the two options below:

☒ For participants automatically enrolled before this date in the calendar year, apply the annual automatic deferral escalation starting in the current calendar year.

☐ For participants automatically enrolled before this date in the calendar year, apply the annual automatic deferral escalation starting in the next calendar year.

Pension Protection Act

Part B: Qualified Default Investment Alternative (QDIA)

Please select one of the following options:

☐	I have previously completed a QDIA directive and wish to apply that investment fund for automatic enrollment.

☒

I have not previously completed a QDIA directive and understand that I must also complete the QDIA directive in order to qualify as an EACA. (Contact your Prudential Client Consultant for a copy of the QDIA directive.)

☐

I have not previously completed a QDIA directive and understand that my plan is exempt from this requirement because it is either a governmental plan or a nonelecting church plan that is not subject to ERISA.

Part C: Distribution of Accidental Deferrals (optional)

PPA Section 902 allows eligible automatic contribution arrangements to distribute automatic contributions made within 90 days following the date that the first automatic contribution was made to the participant’s account. In order to take a distribution of these dollars, the participant must request the distribution within 90 days following the date that the first contribution was made to the account.

The amount distributed is the amount of automatic enrollment contributions made to the plan, adjusted for applicable gains and losses, and may be adjusted for processing fees. Please note that the amount of the distribution will be included in the participant’s gross income in the year that the distribution was made (reported by Prudential on Form 1099-R) but will not be subject to the 10% early withdrawal penalty. In addition, any matching contributions made on these deferral dollars will be forfeited to the plan.

☒	I elect the provision to allow for the distribution of automatic contributions.

☐	I do not elect the provision to allow for the distribution of automatic contributions.

Part D: Effective Date

NOTE: This feature cannot be earlier than January 1, 2008. Also, as of this writing, this feature can only be elected/adopted for a full plan year and must be adopted prior to the start of the plan year; that is, it cannot be added retroactively during the plan year.

I would like the effective date for the EACA provisions to be: January 1, 2008.

Pension Protection Act

If you would like to avoid ADP and ACP testing by adopting the QACA safe harbor arrangement, please complete Section II. If not, skip Section II and proceed to the signature section.

Section II: Qualified Automatic Contribution Arrangement (QACA)

Applicable to Qualified Defined Contribution and ERISA Section 403(b) Plans that:

•

Provide for deferral contributions to be made automatically at a specified percentage of compensation unless a participant specifically elects not to participate or elects a different deferral rate; and

•	Provide advance notice of the automatic contribution arrangement to all affected participants.

PPA Section 902 permits qualified defined contribution plan sponsors to automatically satisfy ADP, ACP and Top-Heavy testing, and 403(b) sponsors to automatically satisfy ACP testing by adopting a qualified automatic contribution arrangement. Plans may adopt this plan design for plan years beginning after December 31,2007.

There are several components that need to be met in order to qualify for this testing exception.

Automatic Enrollment/Escalation

Individuals who do not make an affirmative election to participate at a different deferral rate (including zero percent) must be automatically enrolled at a minimum contribution rate of 3% of eligible compensation for the first year with a contribution rate increase of at least 1% for each following year with a minimum of 6% after four years. The first increase applies no later than the end of the plan year after the plan year containing the automatic enrollment. This provision also limits automatic elective deferrals to a maximum of 10% in order to maintain the safe harbor status. (Participants who affirmatively change their contribution rate can choose a higher or lower percentage without jeopardizing the plan’s safe harbor status.)

Required Employer Contribution

A contribution of either a 3% employer nonelective contribution or match contribution consisting of 100% of the first 1% of compensation deferred and 50% of the next 5% of compensation deferred is required. Alternatively an enhanced match formula can be adopted that provides matching contributions that are at least equal to the amount provided under the standard matching formula (with a rate that does not increase as the employee’s rate of deferral contribution increases). Please note that to automatically satisfy ACP testing, no matching contribution may be made on deferrals exceeding 6% of compensation.

Pension Protection Act

Minimum Vesting

100% vesting must apply to the required employer nonelective or employer matching contributions after no more than 2 years of service.

Withdrawals of Required Employer Contributions

The required employer contributions may only be distributed upon age 59 1/2, death, disability or termination of employment, and are not available for hardship distributions.

Annual Notice Requirement

An annual notice must be provided at least 30 days prior to the start of each plan year.

☒

This plan elects to implement a qualified automatic contribution arrangement. I understand that, if the plan decides to discontinue this feature, I must notify Prudential of this change. Please complete Parts A - F.

Part A: Automatic Enrollment/Escalation

Initial enrollment contribution will be 3% of compensation (minimum = 3%, maximum = 10%)

Contribution rates for subsequent years (for participants who have not made an affirmative alternate election):

Participation Period	Deferral Percentage
2nd year	4%	(minimum = 4%; maximum = 10%)
3rd year	5%	(minimum = 5%; maximum = 10%)
4th year	6%	(minimum = 6%; maximum = 10%)
5th year	7%	(maximum = 10%)
6th year	8%	(maximum = 10%)
7th year	9%	(maximum = 10%)
8th year	10%	(maximum = 10%)

Pension Protection Act

Date to Apply the Annual Automatic Deferral Escalation. The annual automatic deferral escalation will apply with the first payroll period following (choose one):

☐	Each anniversary of the participant’s date of hire.

☐	Each anniversary of the participant’s plan entry date.

☐	Each anniversary of the plan year. Choose one of the two options below.

☐ Apply the annual automatic deferral escalation starting with the first plan anniversary after the participant is automatically enrolled.

☐

Apply the annual automatic deferral escalation starting with the second plan anniversary after the participant is automatically enrolled. (Please consult with your Prudential Client Consultant if you are considering selecting this option.)

☒	The first of January. Choose one of the two options below:

☒ For participants automatically enrolled before this date in the calendar year, apply the annual automatic deferral escalation starting in the current calendar year.

☐ For participants automatically enrolled before this date in the calendar year, apply the annual automatic deferral escalation starting in the next calendar year.

Part B: Required Employer Contribution

Please select one of the following:

☐	Nonelective contribution of ___________% (minimum 3%); or

☒	Matching contribution of 100% of the first 1% of compensation deferred and 50% of the next 5% of compensation deferred; or

☐	An enhanced match formula of:

__________% (must be at least 100%) of the first 1% of compensation

__________% (must be at least 50%) of the next __________%

__________% (must be at least 50%) of the next __________%

__________% (must be at least 50%) of the next __________%

__________% (must be at least 50%) of the next __________%

__________% (must be at least 50%) of the next __________%

Please note that no match can be given on deferrals exceeding 6% of compensation if the plan wants to avoid ACP testing and the rate of match cannot increase as the employee’s rate of deferral contribution increases. In addition, the automatic contribution date should coincide with the initial eligibility date for participants hired after the implementation of this provision.

Pension Protection Act

Part C: Minimum Vesting

I elect the following vesting schedule for the required employer contribution:

☐	100% after 2 years of service (standard formula)

☐	An enhanced formula of:

__________% after 1 year of service

100% after 2 years of service

☒	Immediate 100% vesting

This vesting schedule shall apply to:

☒	Only employer contributions under the qualified automatic contribution arrangement (if no election is made this will be the default provision)

☐	Both existing match dollars and the match contributions under the qualified automatic contribution arrangement

☐	Both existing nonelective dollars and the nonelective contributions under the qualified automatic contribution arrangement

Part D: Withdrawals of Required Employer Contributions

Please choose one of the following two options:

☒	I elect to allow 59½ withdrawals from the required employer contributions.

☐	I do not want to allow 59½ withdrawals from the required employer contributions.

Please choose one of the following two options:

☒	I elect to allow loans from the required employer contributions.

☐	I do not want to allow for loans from the required employer contributions.

Part E: Default Investment Fund

Beginning January 1, 2008, State Bank of Long Island 401(k) Plan designated the Qualified Default Investment Alternative (QDIA) for the Plan as the Oakmark Equity and Income (Class II) Fund.

Part F: Effective Date

I would like the effective date for the QACA provisions to be: January 1, 2008.
(Cannot be earlier than January 1, 2008. Also, as of this writing, this feature can only be elected/adopted for a full plan year.)

NOTE: A QACA can only be effective as of the first day of the plan year and must be adopted prior to the start of the plan year (i.e. it cannot be added retroactively during the plan year).

Pension Protection Act

Signature

This Directive shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Directive.

Prudential will rely on this Directive to update records that it maintains on behalf of the Plan and plan sponsor and to process any transactions (e.g., direct rollovers) in accordance with such records. By signing below, the plan sponsor acknowledges that it is responsible for making timely amendments of its plan document that are consistent with this Directive and discussing this matter, to the extent it deems appropriate, with its own legal counsel.

EXECUTED AT (city) Jericho, New York, (state) NY, this 21 day of

August, 2009.

By:

Title:	Director of H/R

PRUDENTIAL RETIREMENT SERVICES
NONSTANDARDIZED 401(K) PLAN

By executing this 401(k) plan Adoption Agreement (the “Agreement”) under the Prudential Retirement Services Prototype Plan, the Employer agrees to establish or continue a 401(k) plan for its Employees. The 401(k) plan adopted by the Employer consists of the Basic Plan Document #01 (the “BPD”) and the elections made under this Agreement (collectively referred to as the “Plan”). A Related Employer may jointly co-sponsor the Plan by signing a Co-Sponsor Adoption Page, which is attached to this Agreement. (See Section 22.164 of the BPD for the definition of a Related Employer.) This Plan is effective as of the Effective Date identified on the Signature Page of this Agreement.

1.		Employer Information

	a.	Name and address of Employer executing the Signature Page of this Agreement: State Bank of Long Island 699 Hillside Avenue New Hyde Park, New York 11040

	b.	Employer Identification Number (EIN) for the Employer: 11-2124927

	c.	Business entity of Employer (optional):

		[X]	(1)	C-Corporation	[ ]	(2)	S-Corporation

		[ ]	(3)	Limited Liability Corporation	[ ]	(4)	Sole Proprietorship

		[ ]	(5)	Partnership	[ ]	(6)	Limited Liability Partnership

		[ ]	(7)	Government	[ ]	(8)	Other _______

	d.	Last day of Employer’s taxable year (optional): ____________________________________________

	e.	Does the Employer have any Related Employers (as defined in Section 22.164 of the BPD)?

		[X]	(1)	Yes	[ ]	(2)	No

	f.	If e. is yes, list the Related Employers (optional):

State Bank Financial Services Corp. & State Bank Portfolio Management Corp.

[Note: This Plan will cover Employees of a Related Employer only if such Related Employer executes a Co-Sponsor Adoption Page. Failure to cover the Employees of a Related Employer may result in a violation of the minimum coverage rules under Code §410(b). See Section 1.3 of the BPD.]

2.		Plan Information

	a.	Name of Plan: State Bank of Long Island 401(k) Retirement Plan and Trust

	b.	Plan number (as identified on the Form 5500 series filing for the Plan): 002

	c.	Trust identification number (optional): ____________________________________________________

	d.	Plan Year: [Check (1) or (2). Selection (3) may be selected in addition to (1) or (2) to identify a Short Plan Year.]

		[X]	(1)	The calendar year.

		[ ]	(2)	The 12-consecutive month period ending ____.

		[ ]	(3)	The Plan has a Short Plan Year beginning ____ and ending ____.

3.		Types of Contributions

The following types of contributions are authorized under this Plan. The selections made below should correspond with the selections made under Parts 4A, 4B, 4C, 4D and 4E of this Agreement.

		[X]	a.	Section 401(k) Deferrals (see Part 4A).

		[X]	b.	Employer Matching Contributions (see Part 4B).

		[X]	c.	Employer Nonelective Contributions (see Part 4C).

		[ ]	d.	Employee After-Tax Contributions (see Part 4D).

		[ ]	e.	Safe Harbor Matching Contributions (see Part 4E, #27).

		[ ]	f.	Safe Harbor Nonelective Contributions (see Part 4E, #28).

		[ ]	g.	None. This Plan is a frozen Plan effective ____ (see Section 2.1(d) of the BPD).

© Copyright 2002 Prudential Retirement Services	NonStandardized 401(k) Adoption Agreement

1

Signature Page

By signing this page, the Employer agrees to adopt (or amend) the Plan which consists of BPD #01 and the provisions elected in this Agreement. The Employer agrees that the Prototype Sponsor has no responsibility or liability regarding the suitability of the Plan for the Employer’s needs or the options elected under this Agreement. It is recommended that the Employer consult with legal counsel before executing this Agreement.

77.	Name and title of authorized representative(s):	Signature(s):	Date:

78.	Effective Date of this Agreement:

	[ ]	a.	New Plan. Check this selection if this is a new Plan. Effective Date of the Plan is:_________________

	[ ]	b.	Restated Plan. Check this selection if this is a restatement of an existing plan. Effective Date of the restatement is:_________________

			(1)	Designate the plan(s) being amended by this restatement:________________________________

			(2)	Designate the original Effective Date of this Plan (optional): _____________________________

	[X]	c.

Amendment by page substitution. Check this selection if this is an amendment by substitution of certain pages of this Adoption Agreement, [If this c. is checked, complete the remainder of this Signature Page in the same manner as the Signature Page being replaced.]

			(1)	Identify the page(s) being replaced: Page 1, Item 1(f) and Co-Sponsor Adoption Page #3 (deleted)

			(2)	Effective Date(s) of such changes: June 1, 2008

	[ ]	d.

Substitution of sponsor. Check this selection if a successor to the original plan sponsor is continuing this Plan as a successor sponsor, and substitute page 1 to identify the successor as the Employer.

			(1)	Effective Date of the amendment is:________________________________________________

[ ] 79.	Check this #79 if any special Effective Dates apply under Appendix A of this Agreement and complete the relevant sections of Appendix A.

80.

Prototype Sponsor information. The Prototype Sponsor will inform the Employer of any amendments made to the Plan and will notify the Employer if it discontinues or abandons the Plan. The Employer may direct inquiries regarding the Plan or the effect of the Favorable IRS Letter to the Prototype Sponsor or its authorized representative at the following location:

	a.	Name of Prototype Sponsor (or authorized representative):

Prudential Retirement Services

Signed for by:

Title:

Date:

b.	Address of Prototype Sponsor (or authorized representative):

751 Broad Street, Newark, NJ 07102-3777

c.	Telephone number of Prototype Sponsor (or authorized representative):

1-800-848-4015

Important information about this Prototype Plan. A failure to properly complete the elections in this Agreement or to operate the Plan in accordance with applicable law may result in disqualification of the Plan. The Employer may rely on the Favorable IRS Letter issued by the National Office of the Internal Revenue Service to the Prototype Sponsor as evidence that the Plan is qualified under §401 of the Code, to the extent provided in Announcement 2001-77. The Employer may not rely on the Favorable IRS Letter in certain circumstances or with respect to certain qualification requirements, which are specified in the Favorable IRS Letter issued with respect to the Plan and in Announcement 2001-77. In order to obtain reliance in such circumstances or with respect to such qualification requirements, the Employer must apply to the office of Employee Plans Determinations of the Internal Revenue Service for a determination letter. See Section 22.87 of the BPD.

© Copyright 2002 Prudential Retirement Services	NonStandardized 401(k) Adoption Agreement

25

ADDENDUM TO BE ATTACHED TO AND MADE A PART OF THE
ADMINISTRATIVE SERVICES AGREEMENT

Effective April 1, 2006
by and between

STATE BANK OF LONG ISLAND
(“Plan Sponsor”)

and

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
(“Prudential”)

By mutual agreement between the signatories below, effective September 1, 2009, the Administrative Services Agreement is amended in the following respects:

1.	Exhibit A, Election of Services, as constituted immediately prior to the effective date of this amendment, is deleted and replaced with the following Exhibit A, Election of Services.

2.	Exhibit G, Employer Stock Recordkeeping Services, is hereby added to the Administrative Services Agreement.

Except as provided above, all other provisions of the Administrative Services Agreement will continue to apply.

STATE BANK OF LONG ISLAND	PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:	By:

Title:	Title: Second Vice President

Date:	Date:

Effective September 1, 2009

EXHIBIT A

ELECTION OF SERVICES

The following services have been elected:

☒	TRANSITION MANAGEMENT SERVICES (Exhibit B)

☒	PLAN RECORDKEEPING SERVICES (Exhibit C)

☒ BENEFIT PROCESSING SERVICES

☒ Outsourced (Outsourcing Services - See Exhibit H)

☒ Plan Sponsor Approval (Participant Transaction Center - See Exhibit I)

☒ SIGNATURE READY FORM 5500 PREPARATION SERVICE (See Exhibit - C, Reports, Government Reporting)

Prudential shall provide a Signature Ready Form 5500.

☒ ENROLLMENT AND COMMUNICATION SERVICES

☒ Enrollment kits mailed to Participant homes

☐ Enrollment kits sent, in bulk, to the Plan Sponsor

☒	GOALMAKER (As described in a separate agreement, Prudential will make available its asset allocation services)

☒	PLAN DOCUMENT AND DISCLOSURE SERVICES (Exhibit D)

☒	PLAN TESTING SERVICES (Exhibit E)

Prudential shall perform the following tests as elected below.

☒ 410(b) Minimum Coverage (Ratio Percentage Test)

☒ 402(g) Excess Deferrals Monitoring

☒ 401 (k) Actual Deferral Percentage Test (ADP)

☒ 401 (m) Actual Contribution Percentage Test (ACP)

☒ 415 (c) Screening

	☒	416 Top-Heavy Test

☐	SELF-DIRECTED BROKERAGE ACCOUNT SERVICES (Exhibit F)

Prudential shall perform the following test if elected below by the Plan Sponsor: “current availability” (Treas. Reg. 1.401(a)(4)-4(b)) under benefit, right and feature test.

	☐	Prudential To Perform Current Availability Test

☒	EMPLOYER STOCK RECORDKEEPING SERVICES (Exhibit G)

☒	OUTSOURCING SERVICES (Exhibit H)

Prudential will provide the following Services:

	☒	Automatic Enrollment

	☒	Contribution Accelerator

	☒	Enrollment

	☒	Deferral Rate Changes

	☒	In-Service Withdrawals

	☒	Loan Grants

	☒	Loan Rate Monitoring

	☒	Distribution at Termination, Retirement, Death and Disability

	☒	Involuntary Distributions

	☒	Involuntary Distributions with Automatic Rollovers

	☒	Beneficiary Maintenance

	☒	Deferral Rate Changes

☒	PARTICIPANT TRANSACTION CENTER (Exhibit I)

☒	DIRECT SERVICE OPTION (Exhibit J)

☒	SEPARATE ACCOUNT INDEMNIFICATION (Exhibit K)

☒

PRUDENTIAL BANK & TRUST SERVICES (As described in a separate trust agreement, Prudential Bank & Trust, FSB will provide directed trustee services for the Plan contingent upon a separate trust agreement being executed between the Plan Sponsor and Prudential Bank & Trust, FSB)

Effective September 1, 2009

EXHIBIT G

Employer Stock Recordkeeping Services

The Plan Sponsor has elected to offer Employer Stock as an investment option under the Plan. Notwithstanding any provision in this Agreement to the contrary, the Plan Sponsor and Prudential hereby agree as follows with respect to this Employer Stock investment option:

1.	Basic Terms of and Limitations on Employer Stock investment. The Plan Sponsor acknowledges that it has determined that:

	a)	Only Safe Harbor Match contributions may be invested in employer stock.

b)

The established transaction cut-off time for all Plan transactions, other than Investment Exchanges which do not involve Employer Stock, will be the earlier of 2:00 P.M. Eastern time or two hours before any scheduled close of the New York Stock Exchange (NYSE), or at the time of any unscheduled NYSE close, unless Prudential notifies the Plan Sponsor in advance that a later cut-off time is feasible. Investment Exchanges not involving Employer Stock will continue to be subject to the cut off time set forth in Exhibit C. Any order received after that time will be considered a request for execution on the next Business Day.

c)

Plan Sponsor acknowledges that trades required by transactions in Employer Stock may be executed either (1) by offsetting transactions ordered in and out of Employer Stock and purchasing or selling only the net shares required to balance transactions in and out or (2) by executing all Participant orders as separate market trades, whichever Prudential determines is most operationally sound and efficient under the circumstances. Plan Sponsor also acknowledges the share prices allocated to individual Participant transactions will be the weighted average price paid or received for Employer Stock shares actually traded by Prudential for the Business Day the transactions are processed plus or minus the applicable transaction fee.

	d)	If Prudential determines that the Employer Stock’s dividends can be reinvested, they will automatically be reinvested absent an express direction from the Plan Sponsor to the contrary.

2.

Trading Costs: A transaction fee will apply for the trading of Employer Stock at complete price per share or other rates determined from time to time by Prudential for plan trades in Employer Stock and communicated to the Plan Sponsor. Quoted rates may be altered only by agreement by Prudential evidenced in writing. These transaction fees associated with trades will be reflected in the price at which Participant transactions are posted. A minimum charge set forth in the Expense Schedule applies to each trade.

3.

Timing of Trades, etc.: Prudential will execute and post all trades as soon as is reasonably possible, but reserves the right to execute them up to the market close of the Business Day following receipt of a Complete Request. If the Employer Stock is not traded in a volume sufficient to support immediate trading of all shares required, Prudential will pend the requested transactions until which time all shares reasonably can be purchased or sold on the same Business Day, unless otherwise directed by the Plan Sponsor or its designee (as named fiduciary of the Plan). Should purchases and sales be pended, Prudential will promptly notify the Plan Sponsor and follow its instructions, if any, concerning subsequent execution of trades in Employer Stock. Plan Sponsor acknowledges that it or its designee, and not Prudential, is responsible for determining if and when trades will be executed other than as described herein. Prudential also reserves the right to refuse to accept further investment in or exchanges into or from Employer Stock should market conditions change such that our trading ability is more than temporarily restricted.

4.

Pricing of Transfers/Exchanges: Plan Sponsor and Prudential agree that mutual fund shares transferred in exchange for Employer Stock in a Participant’s account will be credited at the price determined by trades as provided in subsection Investment Processing and Pricing of the Plan Recordkeeping Services Exhibit of this Agreement, even though settlement of shares of Employer Stock may occur up to three days later under securities exchange rules. Plan Sponsor acknowledges and approves any deemed extension of credit or other use of Plan assets by Prudential that may result from this arrangement.

5.

Notice of Extraordinary Contributions to Employer Stock Account: The Plan Sponsor or its designee must provide notice to the assigned Prudential Service Representative two Business Days prior to any contribution in excess of normal payroll contribution amounts (such as profit sharing contributions or substantial match contributions for multiple deferral periods) or other contribution the Plan Sponsor reasonably anticipates could be difficult to convert to Employer Stock or could disrupt trading in Employer Stock. Plan Sponsor will at that time also provide its instructions, if any, concerning the execution of trades in any manner other than as described in the preceding paragraph. In the absence of such notice, Prudential will use its best efforts to execute all necessary trades as described above, but will bear no responsibility for delays in executing trades or variations in pricing that may result.

6.

Appraisal of Employer Securities: When employer securities are readily tradable on an established securities exchange, Prudential will apply quoted values to the shares held by the Plan. In all other situations, the Plan Sponsor will have responsibility for obtaining an independent appraisal of the stock value as required by the Internal Revenue Code (Section 401(a)(28)(A) & (C)) and informing Prudential of the value to be applied to Participant accounts and Plan records. Plan Sponsor shall supply such value in a timely manner at least annually or more frequently as the Plan document may require to support Plan operations such as distribution processing and reporting.

7.

Data Before Dollars: The Plan Sponsor will participate in the Prudential process (known as Data Before Dollars) for submitting and confirming the accuracy of all transaction, exchange and distribution data before related transaction amounts are forwarded to Prudential. Amounts for allocation to all accounts, including the Employer Stock account, must be sent by electronic means, unless otherwise specifically agreed to in advance by Prudential in writing. Amounts must be received by the earlier of 12 noon Eastern time or one hour prior to the Participant transaction cut-off time on days when the market closes early to be applied on that financial market day.

8.	Proxy, Voting Rights, and Directing Voting: As to employer securities held under the Plan,

a)

Prudential will deliver proxy materials received by it to all affected Plan Participants at the address maintained by Prudential on recordkeeping systems, when specifically directed by the Plan Sponsor to do so. If sufficient supplies of materials are not received initially, Plan Sponsor will be responsible for providing additional materials when requested by Prudential. (Code Section 4975(e)(7) & 409(e)).

	b)	Prudential will forward to Participants any other materials soliciting their direction of voting rights.

	c)	The Plan Sponsor will be responsible for compiling any proxy responses or other direction and conferring with Plan fiduciaries to accomplish the actual voting of the affected shares.

9.

Trustee Duties in Proxy Contests: Plan Sponsor agrees that Plan documents and all disclosure materials clearly show who has authority to vote or tender Employer Securities which are not otherwise subject to Participant direction, including any unallocated shares. Furthermore, Plan Sponsor agrees neither Prudential nor any affiliate, shall have any responsibility for voting or certifying tender of employer securities in any offer.

10.

Regulatory Filings: The Plan Sponsor acknowledges that it is solely responsible for all regulatory filings or investor notices associated with the Plan and the offering of Employer Stock, including but not limited to any securities registration with respect to such shares. Upon request by Prudential, the Plan Sponsor shall provide copies of any such filings to Prudential for its files.

11.

Monitoring Trades: The parties agree that the Plan Sponsor is solely responsible for monitoring Employer Stock transactions and for determining if a Participant may sell his/her Employer Stock held in the Plan. The Plan Sponsor will timely notify Prudential if a Participant may sell his/her Employer Stock and Prudential will not be held responsible for any Plan Sponsor delay.

12.

ERISA Compliance: The Plan Sponsor represents that the Employer Stock being held or acquired by the Plan satisfies the requirements of ERISA, including both the type of security held and the amount allowed to be held without engaging in a prohibited transaction. Further, Plan Sponsor agrees that the Plan Sponsor or other named fiduciary under the Plan, which may not be Prudential, any affiliate of Prudential, nor any entity retained by Prudential or its affiliates to process Employer Stock transactions shall be responsible for compliance with fiduciary duties under the Plan, including the voting of employer securities or the application of the prohibited transaction rules to any acquisition, holding, or disposition of employer securities or the entering into or refinancing of any loans to acquire employer securities.

13.

Dividends: Plan Sponsor acknowledges that dividends generally will be posted when declared. Stock splits or other corporate actions will be posted at their announced effective dates unless Prudential reasonably believes that such event will not occur. If the dividend or action does not occur, the Plan Sponsor or other Plan fiduciary will bear all costs in making the assets of the Plan whole.